MASTER
DISTRIBUTION AGREEMENT

AND

PFG CUSTOMIZED DISTRIBUTION

December 9, 2003

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY
WITH THE COMMISSION

MASTER
DISTRIBUTION AGREEMENT FOR
RUBY TUESDAY, INC.

            PRICING

1.	This amended and restated distribution agreement (hereinafter the Agreement) is made as of and is effective on the _____ day of December 2003, amending and restating the Distribution Agreement dated the 8th day of August 2001 as amended on August 9th, 2002, by and between Kenneth O. Lester Company, Inc. dba PFG Customized Distribution (hereinafter “PFG”), a Tennessee corporation having its principal offices at 245 Castle Heights Avenue North, Lebanon, Tennessee 37087, and Ruby Tuesday, Inc (RTI) and participating RTI Franchisees collectively described herein as “Customer”.

2.	PFG agrees to supply Customer’s requirements of food and non-food items including produce, disposables, smallwares, and chemicals ordered by Customer in the operation of the restaurants listed on Exhibits “B”, “C”, “E”, “F”, “G” and “O”. Customer agrees to purchase such ordered items pursuant to the terms hereof. This Agreement does not create an exclusive relationship between or among the parties.

3.	Mark-up structure is outlined in Exhibit “H”.

4.	Costs will be based on the actual landed product cost at each PFG Customized Distribution center. [____]*

5.	Our actual costs will reflect the lowest possible buy bracket within shelf life limitations and a maximum [____]* day inventory on hand. [____]*. Once the lowest possible buy bracket is achieved, PFG will carry less than a [____]* day inventory while maintaining sufficient safety stock.

6.	PFG will work with RTI to drive down cost through inbound freight and purchasing synergies. The dollar savings suggested by PFG and accepted by RTI will be shared by RTI , Ruby Tuesday Franchisees, and PFG. The annual savings will be calculated using Customer’s current actual or projected future cost in effect at the time PFG initiates a savings suggestion and will be agreed to and signed off on by both parties. The shared savings will be distributed in accordance with Exhibit “I” on a program to date basis. The account will be reviewed quarterly and reconciled 30 days after PFG’s quarter close.

Our purchasing department will continually make suggestions to lower your product costs. A formal once a year review of your program will be performed by our category managers and our recommendations will be presented to you.

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY
WITH THE COMMISSION

7.	PFG will assist RTI to continue, enhance, and track existing and new rebates offered by manufacturers to restaurant operators. [____]* [____]*

8.	PFG and Customer will continue to work together toward the mutual goal of reducing the number of items stocked in PFG’s distribution centers, but in all cases maintaining RTI’s high quality standards. RTI will authorize all product changes and substitutions.

9.	Backhaul charges built into our product costs will be the lowest competitive freight rate offered by the manufacturer for the agreed upon shipping bracket. If Customer’s supplier contract is on a delivered price basis, Customer authorizes PFG to negotiate appropriate backhaul allowances with the supplier.

10.	A fee of [____]* cents per gross weight pound, will be added to the cost of items transferred via inter-company shuttle. When multiple warehouses are involved, the fee of [____]* cents per gross weight pound will be added by each forwarding warehouse.

11.	Customer acknowledges PFG requires inbound carriers to offload and palletize each item on the shipment according to PFG’s warehouse tie and high. Alternatively PFG offers the carrier a lumping service. The current lumping fees charged carriers are detailed on Exhibit “A” and may be changed from time to time by PFG.

12.	To recover our rail siding capital investment and unloading labor costs, the cost of products received by rail will include a charge of [____]* per case for items where gross weight is less than 35 pounds and [____]* per case if the gross weight is 35 pounds or more. PFG will notify RTI in writing and both parties will mutually agree on all products to be delivered via rail to PFG distribution centers.

13.	PFG Customized Distribution agrees to inventory all items on the RTI approved product list, and Customer agrees to purchase each lot of product within no more than [____]* days from the date the product is received at PFG’s distribution center. In the event an RTI franchisee partner or an RTI region wants to use an item which is not on the RTI approved product list a minimum movement of [____]* cases per month per PFG distribution center will be required to carry the item in our inventory.

14.	PFG will supply RTI with a Dead & Slow Moving Inventory Report on a monthly basis totaled by item, by distribution center.

15.	Customer will be responsible for the disposition of dead and slow moving inventory in excess of a [____]* day supply and for short shelf life items with one third or less of it’s total shelf life remaining (Dead Inventory). PFG shall notify RTI in writing when one third or more of a lot’s shelf life is remaining and RTI shall instruct PFG of the final disposition of the short shelf life lot before it’s shelf life has expired.

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY
WITH THE COMMISSION

If dead inventory is not distributed to Customer before it’s shelf life expires or within [____]* days after being reported on the Dead and Slow Moving Inventory Report. The dead inventory will be either; (a) returned to vendor with the vendor’s written consent; (b) sold through channels other than to Customer; (c) donated in the name of the Customer with PFG providing Customer with original documents confirming the donation, or (d) dumped.

Upon disposition of dead inventory, Customer will be responsible for reimbursing PFG for PFG’s actual landed product cost; plus the guaranteed piece fee; plus freight incurred delivering the dead inventory to the vendor, third party, donee, or dump; plus restocking fees if any; plus disposal fees if any; and less any proceeds or credits obtained by PFG in returning product to vendors or selling product through channels other than to Customer. All reasonable efforts will be made to require vendors, third parties, and donation recipients to pick the dead inventory up at PFG’s warehouse.

16.	Market conditions will, from time to time, necessitate PFG Customized Distribution taking an extended inventory position on certain products to assure continuity of supply to Customer. This could be precipitated by drought, excessive rain or other natural causes. Should this situation occur, and with Customer ‘s prior written agreement, we will add a [____]* per month carrying charge to the price of those items affected by such natural causes after they have been in stock for a period of [____]* days. If product must be put into outside storage, then Customer will in addition pay the actual storage costs and freight from the outside storage to our distribution centers.

17.	The delivery fee is based on a base diesel fuel cost adjustment as outlined in Exhibit “J”.

18.	[____]*

19.	PFG agrees to submit to periodic on site price verification by RTI of invoices, bills of lading and other documents that substantiate the costs charged to Customer. RTI will provide PFG thirty (30) days advance notice of price verification in writing. Price verification will be limited to: (a) one hundred (100) items per verification, (b) a time period of the previous ninety (90) days, and (c) four (4) verifications per year, unless a specific item is in question. PFG agrees to refund Customer the amount of any net overcharges verified by price verification which were sustained by Customer through the twelve (12) months preceding the price verification, and Customer agrees to reimburse PFG the net amounts of any undercharges verified by price verification which were sustained by PFG through the twelve (12) months preceding the price verification.

Only PFG and RTI will participate in the price verification. RTI guarantees the confidentiality of information provided by PFG. Disclosure of information will be restricted to senior management of RTI and participating RTI franchisees.

20.	Undisputed amounts due either party shall be paid within thirty (30) days after the completion of the price verification. In the event PFG or Customer disputes any specific amount due the other party as a result of price verification, the disputing party shall notify the other party within ten (10) days of the specific amount disputed and the reason for such dispute.

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY
WITH THE COMMISSION

21.	In the event of any such unresolved dispute, PFG shall verify RTI’s findings at PFG’s sole expense by a verification of a Certified Public Accountant mutually agreeable to RTI and PFG. PFG and RTI will accept the findings of that verification. Any amounts that are disputed shall be paid to the other party within thirty (30) days of the settlement of such dispute.

            SERVICE

1.	Customer will be serviced by PFG’s Customized Distribution Centers located in Gainesville, Florida; Fort Mill, South Carolina; Elkton, Maryland; Lebanon, Tennessee and the future PFG Midwest customized distribution center scheduled to open in 2005. Other distribution centers will be added as determined by PFG and RTI.

2.	Customer will be the personal responsibility of each distribution center’s general manager, assisted by a branch multi-unit account manager. An overall PFG multi-unit account executive will also be assigned to the RTI account.

3.	Order inventory guides containing current pricing will be provided to RTI’s corporate office and each unit via PFG connection.

4.	Orders may be placed and confirmed electronically on an agreed upon skip working day call schedule. PFG Customized Distribution will provide our order entry and inventory management software at no charge to Customer. The cost of personal computers and modems at each restaurant will be Customer’s responsibility.

5.	PFG’s Customer service department will call restaurants unable to order electronically for their order according to an agreed upon skip working day call schedule. It is imperative that the unit has its order ready at the agreed upon time, and in any event no later than [____]* p.m. local branch time.

6.	A minimum of one primary and one back-up customer service representative at each distribution center will be assigned to Customer to review edits of the orders and to resolve any problems in advance of the delivery. Limited add-on orders can be called in up to [____]* a.m. local branch time on the day the truck is being loaded.

7.	When orders are received on a skip working day basis PFG Customized Distribution agrees to maintain a [____]* order fill rate. [____]*

When measuring order fill, service failures to be excluded from the calculation are:
   a)       An act or omission on the part of Customer or the restaurants,
b) An act or omission on the part of Customer’s supplier,

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY
WITH THE COMMISSION

c) Recovery shipments received by Customer the same day as the scheduled delivery, or d) Force majeure.

8.	Customer orders will be delivered on temperature controlled trucks with separate temperature controlled freezer, cooler, and dry grocery compartments.

9.	Deliveries will be made twice per week [____]* between [____]* and from [____]* on a mutually agreeable delivery schedule. By mutual agreement locations may take a delivery as early as [____]* and we may request a few remote locations to take deliveries between [____]*. Deliveries will be made within, plus or minus one hour of the scheduled delivery time. Regular and holiday week delivery schedules will be agreed upon at least 2 weeks before the changes are put into effect. By mutual agreement, key drop deliveries may become necessary.

10.	Our driver will place the merchandise in the proper temperature area of the store. The unit manager on duty will check the merchandise off at the entrance to the restaurant and sign each page of the invoice before the driver leaves the store. Each piece’s individual catch weight will be listed on the delivery invoice. Restaurant employees shall not have any obligation nor are they permitted to climb on or enter PFG’s truck, and RTI will so advise the employees of all restaurants. RTI shall indemnify and hold PFG harmless from any loss, cost or expense incurred by PFG arising out of or resulting from the restaurant employees climbing on and/or entering any PFG truck.

11.	Restaurants may from time to time request that PFG make special deliveries outside of the normal ordering and delivery schedule to compensate for restaurant business surges or ordering mistakes. The restaurant shall be responsible to pay PFG the regular per piece fee plus:

a) The regular delivery fee plus [____]* per out of route mile if sent to the restaurant by a PFG delivery vehicle, b) PFG’s actual shipping cost if shipped via a third party.

12.	Restaurants shall be responsible for a restocking fee of [____]* per case for products returned to the distribution center due to an error by the restaurant and a late fee of [____]* per order for any orders accepted by a distribution center after the established add-on order cut off time. Restaurants where the managers are unable to place their orders via PFG Connection will be charged a telephone order service fee of [____]*. These fees are set forth as a tool to keep Customer’s and PFG’s distribution cost down. The above fees will only be charged with the approval of RTI’s Director of Purchasing.

13.	Monthly reports on product usage will be provided to RTI’s corporate office, in RTI’s required data file format. Our capable in-house programming staff using our modern IBM AS400 computers can provide you with almost any report you might request.

            QUALITY

1.	It is understood that PFG is not the manufacturer of any of the products. PFG will assign to Customer all assignable rights against manufacturers and suppliers of goods supplied to Customer by PFG under warranties and indemnification’s PFG receives from such manufacturers and suppliers. PFG agrees to cooperate with Customer in the enforcement of any such warranties or indemnification’s against manufacturers or suppliers.

2.	To the best of PFG’s knowledge each product supplied hereunder shall, at the time title passes to Customer: (a) not be adulterated or misbranded within the definition of the Food, Drug and Cosmetic Act, as amended, or other applicable federal or state law, or otherwise spoiled, adulterated or out-of-code and (b) comply in all respects with any and all other laws, rules and regulations similar thereto or applicable to the supply of products and services by PFG to the restaurants.

            MERCHANDISE CREDITS AND RETURNS

1.	Credits due because of shortages, damaged goods or incorrect merchandise if any at the time of delivery, must be noted on the PFG debit/credit memo and signed by Customer’s manager and the PFG driver. Credit memos will be issued internally at PFG Customized Distribution’s distribution centers.

2.	In the event of concealed damage or defective product, the PFG Customer Service Representative should be notified and the following information provided:

a) Item code number and description b) Quantity c) Invoice price d) Invoice number and date e) Nature of problem

A pick-up request will be sent with the next delivery and credit will be issued to your account when the product is returned to PFG’s warehouse and verified.

3.	PFG will notify Customer’s quality assurance department of singularly serious or recurring issues.

            CREDIT APPROVAL AND PAYMENT TERMS

1.	PFG Customized Distribution will require a separate credit application for each legal entity to be sold under this Agreement, and reserves the right to approve or disapprove open payment terms for each individual legal entity.

2.	See Exhibit “L” for terms.

3.	Within 15 days following receipt of a request from PFG, RTI and each legal entity to be sold hereunder shall furnish PFG with its quarterly financial statement for its most recently completed fiscal quarter, certified as accurate by an appropriate officer of RTI or such legal entity. For RTI itself, PFG agrees to obtain RTI’s financial statements from RTI’s SEC filings.

4.	PFG will supply RTI’s purchasing department every thirty (30) days with copies of all skipped or short paid invoices due PFG from Customer. If copies are not furnished within ninety (90) days from date of delivery Customer will not be responsible for paying for the merchandise.

5.	Customer agrees to pay a service charge on all balances not paid within the approved payments terms, to accrue at 1.5% per month (18% annually) or alternatively, at the maximum commercial rate allowable under governing state law at the time the charges are incurred, whichever is less.

6.	Customer agrees to pay all expenses including, but not limited to, reasonable attorneys’ fees incurred in connection with any successful enforcement by PFG of amounts owed to PFG by Customer under this Agreement. PFG agrees to pay all expenses including, but not limited to, reasonable attorneys’ fees incurred by Customer in connection with any successful enforcement by Customer of amounts owed to Customer by PFG under this Agreement.

            PROGRAM IMPLEMENTATION

PFG Customized Distribution will buy your present distributor’s inventory at PFG’s delivered cost. We will be responsible for picking up the product and delivering it to our warehouse at our expense. We prefer to pick up initial stocking quantities the present distributor is long on 3 weeks before our delivery starts, and to clean out the distributor’s remaining inventory within 3 weeks after our delivery starts. PFG Customized Distribution will pick up from your former distributor only those items and quantities which your purchasing department approves including specifying the cost to be paid.

            COMMITMENTS FROM THE CUSTOMER

This type of program is commonly referred to as a “Prime Vendor Contract”. The term, in itself, indicates a mutual agreement between the customer and the distributor to make certain commitments to each other. We look to Customer to agree to the commitments outlined in Exhibit “K”.

            MISCELLANEOUS TERMS

1.	BREACH. Upon the occurrence of a Breach (as defined below), the non-breaching party may terminate at its option upon written notice of termination to the breaching party, and in addition, may seek any and all remedies available at law or in equity in connection with the Breach.

A breach is defined as:
(a)	RTI’s (or an RTI Franchisee with respect to a breach by such RTI Franchisee) or PFG’s, as the case may be, failure to perform any material term, covenant or agreement contained herein or in any document or instrument delivered pursuant to or in connection with this Agreement, and such failure continues for thirty (30) days after written notice of such failure has been delivered by the non-breaching party;

(b)	RTI’s (or an RTI Franchisee’s) or PFG’s application for or consent towards the appointment of a receiver, custodian, trustee, or liquidator; inability to pay its debts as such debts become due; general assignment for the benefit of its creditors; commencement of a voluntary case under the United States Bankruptcy Code; filing a petition seeking to take advantage of any other law of any jurisdiction relating to bankruptcy, insolvency, reorganization, winding-up, or composition or readjustment of debts; or commencement by any person against such party of a proceeding commenced for any similar relief under any law of any jurisdiction relating to bankruptcy, insolvency, reorganization, winding-up, or composition or readjustment of debts, and such proceeding shall continue un-dismissed for a period of thirty (30) days;

(c)	RTI’s (or an RTI Franchisee’s) or PFG’s assignment of its rights and obligations under this Agreement, in whole or in part, to another entity (other than an affiliate of RTI or PFG) without prior written consent of the other, which consent shall not be unreasonably withheld or delayed; or

(d)	RTI’s (or an RTI Franchisee’s) or PFG’s failure to comply with the payment terms hereof if not cured within fifteen (15) days following written notice.

(e)	Notwithstanding the foregoing, PFG acknowledges that RTI Franchisees are independent contractors and, as such, RTI is not liable to PFG for or with respect to any of such Franchisee’s purchases or performance hereunder. In the event of a Breach by such Franchisee of any of its obligations hereunder, including payment, after notice as required pursuant hereto, PFG may bar such Franchisee from continued participation hereunder; provided, however, that same shall not constitute a Breach by RTI or any other Franchisee .

2.	ASSIGNMENT. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement may not be assigned by either party without the prior written consent of the other, which consent shall not be unreasonably withheld or delayed.

3.	RISK OF LOSS. Title to all goods shall pass upon delivery to the receiving unit and acceptance by authorized signature, subject to rejection of certain items as provided herein. PFG shall bear all risk of loss, damage or destruction until title passes.

4.	CONFIDENTIALITY. Neither this proposal nor any discussion, negotiation, or agreement entered into pursuant to it shall be used by PFG, RTI, or participating RTI franchise partner in publicity or promotional material, nor shall any party hereto disclose any information regarding this proposal nor any discussion, negotiation, or agreement entered into pursuant to it without the express written consent of the other parties. This provision shall not preclude PFG or RTI from making public statements that RTI is a customer of PFG.

PFG and RTI agree that the specific terms of this Agreement, all information as to source, quantity, and price of goods and services, and all information regarding either party’s products, business, customers, or methods of operation learned about during the term of this Agreement or in anticipation of entering into this Agreement shall be maintained in confidence and not be released to any third party for any reason whatsoever other than (i) pursuant to a validly issued subpoena from a court or governmental authority having jurisdiction over the party or pursuant to a discovery request made under the Federal Rules of Civil or Criminal Procedure or similar state court rules and to which the party is required to respond and (ii) as may be required by law or regulation or by applicable rules of any national securities exchange. This confidentiality provision includes but is not limited to PFG’s perishable product handling expertise, specifics of the PFG mark-up structure and amounts, PFG proprietary software including PFG’s internet based order entry and PFG supplied customer corporate office software. In the event either party either believes it is, or in fact actually is required to file a copy of this Agreement with the United States Securities and Exchange Commission or any national securities exchange, the party filing this Agreement agrees to initially file a redacted version that has been agreed to by the other party, to the extent, in both PFG’s and RTI’s judgment, the redacted portions may be omitted under applicable law, rules, regulations and interpretations of the United States Securities and Exchange Commission, and to request confidential treatment pursuant to applicable laws, rules, and regulations to such redacted portions of this Agreement and such request for confidential treatment shall be agreed upon by the parties; thereafter the filing party shall abide by the requirements or ruling of the United States Securities and Exchange Commission, any national securities exchange, or any other administrative or judicial body interpreting the provisions of the Freedom of Information Act as applicable to this Agreement. All confidential and proprietary information which PFG has obtained from Customer and which Customer has obtained from PFG shall be returned upon the termination of this Agreement. The provisions of this paragraph shall survive the expiration of this Agreement.

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY
WITH THE COMMISSION

5.	CONSTRUCTION/APPLICABLE LAW. This Agreement shall be deemed to have been made at the Ruby Tuesday, Inc. Restaurant Support Center located at 150 West Church Avenue, Maryville, Tennessee 37801, and shall be construed in accordance with the laws of the State of Tennessee.

6.	NOTICES. All notices and other communications provided for hereunder shall be in writing and shall be deemed to have been duly given if delivered personally, sent by telegram or facsimile transmission, or mailed, postage prepaid, registered or certified mail, to the parties at their principal executive offices or at such other addresses as the parties hereto may designate from time to time in writing. Notices to RTI shall be directed to the attention of Rob Dugas, Director of Purchasing. Notices to PFG shall be directed to the attention of Troy Curtis, Vice President of Business Development.

7.	Each RTI Franchisee purchasing hereunder shall receive all of the benefits and rights of RTI hereunder, including pricing, incentives, freight charges, and service level. All of RTI Franchisees’ purchases hereunder shall be aggregated with RTI purchases for pricing, incentive and other similar purposes.

8.	This Agreement may be amended or modified only by a written agreement executed by each of the parties hereto.

9.	Upon acceptance, this Agreement will be effective until terminated as provided for in paragraph 1 of the “MISCELLANEOUS TERMS” or until terminated by either Ruby Tuesday, Inc. or PFG Customized Distribution upon [____]* months written notice to the other party. If during the annual business review PFG and RTI are unable to mutually agree upon the delivery fee and the per piece fee, PFG can terminate this agreement with [____]* days written notice. In the event of termination, Ruby Tuesday, Inc. will be responsible for the purchase and removal of all products from each distribution center within thirty (30) days.

[PFG CUSTOMIZED DISTRIBUTION LOGO]

      This Agreement has been accepted and executed by:

RUBY TUESDAY, INC	KENNETH O. LESTER COMPANY, INC.
DBA PFG CUSTOMIZED DISTRIBUTION
BY: /s/ Samuel E. Beall, III	BY: /s/ Troy G. Curtis
NAME: Samuel E. Beall, III	NAME: Troy G. Curtis
TITLE: CEO	TITLE: VP BUSINESS DEVELOPMENT
DATE: 12/16/03	DATE: 12/08/03

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY
WITH THE COMMISSION

EXHIBIT “A”

PERFORMANCE FOOD GROUP CUSTOMIZED DISTRIBUTION
RECEIVING PROCEDURES AND UNLOADING RATES

The procedures outlined below are to be followed by all outside/common carriers that deliver to all Performance Food Group Companies.

1.	All product that is delivered to Performance Food Group must be delivered on 40x48 pallets with the proper tie and high, and segregated by item for the receiving clerk to check the product by manifest and /or purchase order.

2.	Any product that does not meet our quality standards or is damaged will be refused and noted on the manifest with the driver initialing the change on the invoice.

3.	ALL DELIVERIES WILL BE ACCEPTED ON AN APPOINTMENT BASIS. Performance Food Group reserves the right to accept a delivery without an appointment.

4.	If the driver(s) would like assistance in unloading their truck the service will be provided by Performance Food Group at an approved lumping service or a reasonable rate.

5.	If the driver(s) decline assistance in unloading their truck, they will be given a reasonable amount of time to complete unloading (to be determined by Performance Food Group before unloading begins). If the allotted time is exceeded, a [____]* per hour fee will be charged for the use of our docks.

6.	All payments for assistance in unloading will be made by CASH or COMCHECK. A receipt will be given for cash payment.

7.	All rates to be charged for unloading will be agreed upon before the unloading begins.

8.	Rates for unloading trucks are as follows:

[____]*

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY
WITH THE COMMISSION

EXHIBIT “D”

PERFORMANCE MEASURES

Six months after beginning service from each distribution center PFG shall maintain a on-time delivery record of plus or minus one hour and a service level of [____]* for all distribution centers combined.

If the actual on-time delivery or service level performance in a quarter varies from our agreement PFG shall be penalized or rewarded by decreasing or increasing the per piece mark-up as follows:

[____]*

If any one PFG distribution center falls below “Norm” in a PFG accounting period, PFG will be disqualified from all WOW and WOW WOW Performance Rewards for that period and subsequent periods until all PFG centers are performing at “Norm” or higher. PFG agrees to send a report to RTI that measures each PFG distribution center’s performance on a monthly basis.

The performance measure account will be reviewed quarterly and reconciled 30 days after PFG’s quarter close and upon written request, PFG agrees to allow RTI to audit PFG’s documents supporting the performance measures.

RTI agrees to pay PFG in full for the earned Performance reward within 30 days of PFG’s quarter close.

EXHIBIT E

ALTOONA STORES

	Account #	Location	Street Address	City	ST	Zip	Phone
	RTI
1	4179	MCI Center	712 7th Street	Washington	DC	20001	202-347-0276
2	4298	Wisconsin Avenue	4200 Wisconsin Ave., Suite 100	Washington	DC	20016	202-363-7005
3	2909	Dover	3054 Dover Route 13	Dover	DE	19901	302-734-5818
4	4391	Milford DE	943-A Dupont Blvd	Milford	DE	19963	302-424-8049
5	2955	Christiana Mall	719 Christiana Mall, #607-A	Newark	DE	19702	302-456-9462
6	3019	Rehoboth	4374 Highway 1	Rehoboth	DE	19971	302-226-3192
7	3976	Concord Mall	4737 Concord Pike	Wilmington	DE	19803	302-478-8637
8	3633	Annapolis	2025 Somerville Road	Annapolis	MD	21401	410-266-7669
9	4172	Johns Hopkins	3003 North Charles Street	Baltimore	MD	21218	410-467-8155
10	2887	Bel Air MD	593 Baltimore Pike	Bel Air	MD	21014	410-638-0903
11	2765	Bowie	16451 Excalibur Rd	Bowie	MD	20716	301-805-4494
12	3433	California	45138 First Colony Way	California	MD	20619	240-725-0806
13	3969	Columbia MD	9071 Snowden River Parkway	Columbia	MD	21046	410-312-0917
14	4165	Easton Plaza	505 Glebe Road	Easton	MD	21601	410-763-8475
15	2973	Frederick	1312 West Patrick Street	Frederick	MD	21703	301-698-9400
16	3644	Lake Forest	701 Russell Ave., Space D-223	Gaithersburg	MD	20877	301-216-2772
17	4368	Towncenter at Germantown	19800 Century Blvd	Germantown	MD	20874	301-528-2688
18	2960	Marley Station	7900 Governor Ritchie Highwy	Glen Burnie	MD	21061	410-766-4446
19	3126	Greenbelt	8811 Greenbelt Road	Greenbelt	MD	20770	301-552-0100
20	3698	Hagerstown	1645 Wesel Boulevard	Hagerstown	MD	21740	301-745-3114
21	2710	Laurel	310 Domer Avenue, Space 1-A	Laurel	MD	20707	301-498-5771
22	4170	LaVale	1238 National Highway Rt. 40	Lavale	MD	21502	301-729-8738
23	2701	Owings Mills	10300 Mill Run Circle	Owings Mills	MD	21117	410-363-2388
24	3048	Prince Frederick	815 Prince Frederick Blvd.	Prince Frederick	MD	20678	410-414-5797
25	3687	Rockville	12266 Rockville Pike	Rockville	MD	20852	301-230-1952
26	2682	Salisbury	2300 North Salisbury Boulevard	Salisbury	MD	21801	410-546-5049
27	2938	Silver Spring	8661 Colesville Road	Silver Spring	MD	20910	301-495-5845
28	3890	Towson	401 York Road	Towson	MD	21204	410-825-1334
29	2735	Waldorf	5000 Route 301 South, Space F-12	Waldorf	MD	20603	301-843-4020
30	3758	Westminster, MD	210 Malcolm Drive	Westminster	MD	21157	410-751-7056
31	3683	White Marsh	8200 Perry Hall Blvd.	White Marsh	MD	21236	410-931-3278
32	2954	Deptford	Clements Bridge Road	Deptford	NJ	08096	856-845-3330
33	3961	Ledgewood	401 Route 10, East	Ledgewood	NJ	07852	973-252-9544
34	2929	Mays Landing	4403 Black Horse Pike	Mays Landing	NJ	08330	609-272-1550
35	3153	Phillipsburg	1234 U.S. Route 22	Phillipsburg	NJ	08865	908-213-2200
36	4243	Princeton	3817 US RT #1 S/B	Princeton	NJ	08540	609-514-1900
37	3661	Hamburg	3454 McKinley Parkway	Blasdell	NY	14219	716-825-3280
38	7425	Walden Galleria	2000 Walden Avenue	Buffalo	NY	14225	716-681-1862
39	7480	Clay	4081 Route 31	Clay (Syracuse)	NY	13041	315-622-4526
40	7457	Dewitt	3220 Erie Boulevard East	Dewitt	NY	13214	315-446-4116
41	7469	Perinton	687 Mosley Rd, Space #1	Fairport (Perinton)	NY	14450	716-223-2260
42	3916	Horseheads	3300 Chambers Road	Horseheads	NY	14845	607-796-5269
43	2775	Binghamton	Harry L Drive & Reynolds Road 2838	Johnson City	NY	13790	607-729-7550
44	7487	Lakewood	300 East Fairmount Ave	Lakewood	NY	14750	716-763-1340
45	2838	Utica	Rt 5 & 5-A, Space #J01	New Hartford	NY	13413	315-797-4633
46	7448	Henrietta	400 Jay Scutti Boulevard	Rochester	NY	14623	716-427-2680
47	7478	Greece	2525 West Ridge Road	Rochester	NY	14626	716-225-4750
48	7430	Syracuse	9613 Carousel Center	Syracuse	NY	13290	315-466-1705
49	3930	Akron	3265 West Market	Akron	OH	44333	330-869-5990
50	2884	Ashtabula	3315 North Ridge East	Ashtabula	OH	44004	440-998-3222
51	2953	Beachwood	24325 Chagrin Boulevard	Beachwood	OH	44122	216-464-2700
52	2635	Youngstown	7401 Market Street	Boardman	OH	44512	330-726-2840
53	2901	Niles	5555 Youngstown Warren Road	Niles	OH	44446	330-652-6636
54	4328	Richmond Heights	691 Richmond Road, Space B3	Richmond Heights	OH	44143	440-442-8877
55	4423	Streetsboro	9687 State Route 14	Streetsboro	OH	44241	330-626-5115
56	3774	Altoona	106 Sierra Drive	Altoona	PA	16601	814-941-4502
57	4280	Neshaminy	600 Rockhill Drive	Bensalem	PA	19020	215-396-9040
58	3600	Dickson City	2 East Ravine Street	Dickson City, Scranton	PA	18508	570-348-4718
59	4462	Dubois	690 Shaffer Road & Route 255	Dubois	PA	15801	814-372-4990
60	2851	Erie	700 Millcreek Mall	Erie	PA	16565	814-866-7744
61	3785	Exton	471 John Young Way, Lot 26A	Exton	PA	19341	610-594-5456
62	4650	Gettysburg	25 Camp Letterman Drive	Gettysburg	PA	17325	717-334-6127
63	2959	Greensburg	Route 30 East	Greensburg	PA	15601	724-838-9414
64	3434	Hanover	199 Eisenhower Drive	Hanover	PA	17331	717-637-6557
65	3230	Indiana	1414 Indian Springs Rd.	Indiana	PA	15701	724-465-7853
66	3670	Lancaster	2002 Fruitville Pike	Lancaster	PA	17601	717-560-5030
67	4252	Lebanon	1351 Quentin Road	Lebanon	PA	17042	717-274-2081
68	3981	Mechanicsburg	4890 Carlisle Pike	Mechanicsburg	PA	17055	717-761-2115
69	2696	Granite Run	1067 West Baltimore Pike	Media	PA	19063	610-891-6711
70	4618	New Castle	2543 W. State Street	New Castle	PA	16101	724-654-1236
71	2831	North Wales	258 Montgomery Mall	North Wales	PA	19454	215-362-8333
72	2892	Franklin Mills	1534 Franklin Mill Boulevard	Philadelphia	PA	19154	215-281-2791
73	4174	Airport Interplex	8680 Bartram Avenue	Philadelphia	PA	19153	215-365-7587
74	3229	Plymouth Meeting	2053 Chemical Road	Plymouth Meeting	PA	19462	610-260-4466
75	3232	Pottsville	312 Rt. 61	Pottsville	PA	17901	570-624-7795
76	7675	Selinsgrove	304 Route 11 & 15	Selinsgrove	PA	17870	570-884-4101
77	2764	Springfield	1250 Baltimore Pike	Springfield	PA	19064	610-543-7509
78	3695	State College	1550 South Atherton Street	State College	PA	16801	814-234-6256
79	4291	Stroudsburg Route 611	1055 North 9th Street	Stroudsburg	PA	18360	570-420-9110
80	3290	Warrington	140 Easton Road	Warrington Township	PA	18976	215-918-9090
81	2888	West Mifflin	3075 Clairton Road	West Mifflin	PA	15123	412-653-8747
82	3960	Allentown	101 McArthur	Whitehall	PA	18052	610-264-7787
83	3914	Wilkes Barre	Kidder Street	Wilkes Barre	PA	18702	570-829-5501
84	4392	Willow Grove	2500 Moreland Rd, Mall Space 3041	Willow Grove	PA	19090	215-657-5117
85	2946	Wyomissing	1665 State Hill Road	Wyomissing	PA	19610	610-373-6900
86	2886	York	2899 Whiteford Road	York	PA	17402	717-755-8363
87	4194	South York	255 St. Charles Way	York	PA	17402	717-741-6688
88	2751	Landmark	5801 Duke Street	Alexandria	VA	22304	703-354-5983
89	4169	South Alexandria	7692 Richmond Highway	Alexandria	VA	22306	703-765-7020
90	4632	Kingstowne	6601 South Van Dorn St	Alexandria	VA	22315	703-921-5006
91	4159	Ballston	901 North Stuart St	Arlington	VA	22203	703-527-1030
92	4181	Rosslyn	1300 Wilson Blvd, Suite 140	Arlington	VA	22209	703-526-1956
93	2632	Pentagon	1100 South Hayes Street	Arlington County	VA	22202	703-415-4055
94	2925	Centreville	14241-B Centreville Square	Centreville	VA	20121	703-968-0186
95	2706	Chantilly	13915 Metrotech Drive	Chantilly	VA	20151	703-818-3713
96	2945	Charlottesville	1114 Emmet Street	Charlottesville	VA	22901	804-295-9118
97	2631	Chesapeak Square	4200 Portsmouth Boulevard	Chesapeake	VA	23321	757-465-1054
98	2906	Greenbrier	1412 Greenbrier Parkway, #130	Chesapeake	VA	23320	757-366-0739
99	3166	Cedar Road	1225 Cedar Road	Chesapeake	VA	23322	757-548-0053
100	3151	Southpark	431 South Park Circle	Colonial Heights	VA	23834	804-524-2240
101	4504	Culpeper	755 James Madison Highway	Culpeper	VA	22701	540-829-1061
102	2857	Fair Oaks	11724-U Fair Oaks Mall	Fairfax	VA	22033	703-352-3935
103	3902	Fairfax Court	11204 James Swart Court	Fairfax	VA	22030	703-352-6863
104	3903	Fairfax Circle	9444 Arlington Boulevard	Fairfax	VA	22031	703-273-5862
105	3653	Bailey's Cross Roads	5880 Leesburg Pike	Falls Church	VA	22041	703-820-6602
106	2972	Fredricksburg	I-95 and Route 3	Fredericksburg	VA	22407	540-786-6785
107	3023	South Fredericksburg	4714 Mine Road	Fredericksburg	VA	22408	540-710-0588
108	3366	Central Park	2951 Plank Road	Fredericksburg	VA	22401	540-785-4400
109	2859	Commons	10101 Brook Road, Suite 232	Glen Allen	VA	23060	804-261-3964
110	3162	Hampton	60 Towne Centre Parkway	Hampton	VA	23666	757-825-0825
111	2749	Harrisonburg	1925 East Market Street	Harrisonburg	VA	22801	540-433-0658
112	2837	Leesburg	1003 Edwards Ferry Road, N.E.	Leesburg	VA	20176	703-771-4008
113	4322	Lynchburg	3810 Wards Road	Lynchburg	VA	24502	434-239-0115
114	2992	Manassas	8300 Sudley Road	Manassas	VA	20110	703-361-9121
115	3042	Mechanicsville	7425 Bell Creek Road	Mechanicsville	VA	23111	804-559-3050
116	3799	Hull Street	10419 Hull Street Road	Midlothian	VA	23112	804-674-8916
117	2671	Newport News	12300 Jefferson Avenue	Newport News	VA	23602	757-249-1828
118	4156	Broad Creek	1201 Military Hwy	Norfolk	VA	23502	757-461-5116
119	3691	Reston	11811 Freedom Drive	Reston	VA	20190	703-709-7018
120	2693	Willow Lawn	1601 Willow Lawn Lane, Space 226	Richmond	VA	23230	804-285-7020
121	3148	Chesterfield Marketplace	1101 Carmia Way	Richmond	VA	23235	804-897-9281
122	3911	Gaskins Road	9830 West Broad Street	Richmond	VA	23060	804-346-0082
123	3427	Roanoke	4753 Valley View Blvd	Roanoke	VA	24012	540-265-9301
124	4637	Cave Springs	3250 Electric Road	Roanoke	VA	24018	540-725-1833
125	3994	Springfield	Springfield Mall, 6500-A	Springfield	VA	22150	703-971-9103
126	3693	Aquia	2844 Jefferson Davis Highway	Stafford	VA	22554	540-659-6911
127	3915	Sterling	46303 McClellan Way	Sterling	VA	20165	703-450-6966
128	2849	Virginia Beach	4488 Virginia Beach Boulevard	Virginia Beach	VA	23462	757-490-3930
129	3114	Princess Anne	2080 South Independence Blvd	Virginia Beach	VA	23456	757-416-3500
130	4476	Great Neck	357 North Great Neck Road	Virginia Beach	VA	23454	757-631-8772
131	3912	Williamsburg	1840 Richmond Road	Williamsburg	VA	23185	757-229-0494
132	3263	Winchester	1685 South Pleasant Valley Road	Winchester	VA	22601	540-662-3236
133	2870	Potomac Mills	2700 Potomac Mills Circle	Woodbridge	VA	22192	703-490-4683
134	4225	Wytheville	145 Commonwealth Avenue	Wytheville	VA	24382	276-223-4380
135	4189	Kiln Creek	3150 Kiln Creek Parkway	Yorktown	VA	23693	757-877-6310
136	3276	Martinsburg	960 Foxcroft Ave.	Martinsburg	WV	25401	304-264-9340
137	4299	Morgantown	512 Venture Drive	Morgantown	WV	26508	304-292-6633

	AMERICAN CAFÉ

1	8854	Lake Forest Mall	701 Russell Ave.	Gaithersburg	MD	20878	301-208-0469
2	8896	Waldorf	5000 RT 301, South	Waldorf	MD	20603	301-843-1268
3	8871	Monmouth	Rt. 35 and Rt. 36	Eatontown	NJ	07724	732-542-1500
4	8836	Quaker Bridge Mall	150 Quaker Bridge Mall, Space F-16	Lawrenceville	NJ	08648	609-716-1503
5	8884	Albany	131 Colonie Center Mall, #328	Albany	NY	12205	518-435-1035
6	8866	Middletown	One Galleria Circle, Space #A204	Middletown	NY	10940	845-695-1411
7	8875	Syracuse	9542 Carousel Center	Syracuse	NY	13290	315-466-3110
8	8869	Beachwood	2101 Richmond Road	Beachwood	OH	44122	216-464-6333
9	8878	Granite Run	1067 West Baltimore Pike	Media	PA	19063	610-565-7245
10	8820	Pittsburgh	Monroeville Mall, #279	Monroeville	PA	15146	412-856-0272
11	8813	Alexandria-Landmark	5801 Duke Street	Alexandria	VA	22304	703-658-0004
12	8907	Washington Pentagon	1100 South Hayes Street	Arlington County	VA	22202	703-415-2035
13	8943	Wash. Pentagon	1100 South Hayes Street	Arlington County	VA	22202	703-415-2055
14	8901	Chesapeake	1401 Greenbrier Parkway	Chesapeake	VA	23320	757-523-0405
15	8890	Fair Oaks	11944-L Fair Oaks	Fairfax	VA	22033	703-691-0907
16	8817	Herndon-World Gate	13041 World Gate Drive	Herndon	VA	20170	703-318-8986
17	8842	Richmond	7801 West Broad Street	Richmond	VA	23229	804-672-8565
18	8887	Springfield	6684 Springfield Mall	Springfield	VA	22150	703-719-9594

	TIA'S

1	9061	Bowie TM	16461 Excalibur Rd	Bowie	MD	20716	301-805-2286
2	9070	Salisbury	2318 N Salisbury Blvd	Salisbury	MD	21804	410-742-9463
3	9010	Fairfax Tia's	12179 Fair Lakes Promenade Dr	Fairfax	VA	22033	703-278-2860
4	9064	Fredericksburg	2931 Plank Road	Fredericksburg	VA	22401	540-785-4487

EXHIBIT F

NORWICH STORES

	HC	Location	Street Address	City	State	Zip	Phone
1	2842	Cromwell	50 Shumpike Road	Cromwell	CT	06416	860-635-9970
2	3995	Danbury	7 Backus Road	Danbury	CT	06810	203-778-9110
3	2871	Enfield	90 Elm Street	Enfield	CT	06082	860-745-9408
4	2762	West Farms	94 West Farms Mall	Farmington	CT	06032	860-313-0034
5	3990	Manchester	I-84 & Buckland Street, Space 2180	Manchester	CT	06040	860-648-1200
6	2843	Meriden	470 Lewis Avenue	Meriden	CT	06450	203-630-1703
7	3050	Newington	3240 Berlin Pike Rt. 15	Newington	CT	06111	860-667-0282
8	4523	North Windham	6 Northridge Drive	North Windham	CT	06256	860-423-0056
9	3777	Shelton	811 Bridgeport Ave.	Shelton	CT	06484	203-944-0812
10	3718	Southington	885 Queen Street	Southington	CT	06489	860-620-9385
11	2883	Trumbull	5065 Main Street	Trumbull	CT	06611	203-371-6996
12	3833	Waterbury	495 Union St., Brassmill Center	Waterbury	CT	06706	203-757-5509
13	3635	Attleboro	287 Washington Street	Attleboro	MA	02703	508-761-6620
14	3906	Dartmouth	#83-85 North Dartmouth Mall	Dartmouth	MA	02747	508-979-8973
15	2768	East Taunton	2 West Stevens Street	East Taunton	MA	02718	508-823-9130
16	4579	Framingham	659 Worcester Road	Framingham	MA	01701	508-820-1680
17	3619	Holyoke	50 Holyoke Street, Space H-303	Holyoke	MA	01040	413-532-0409
18	4607	Marlborough	771 Boston Post Rd East	Marlborough	MA	01752	508-480-0300
19	4369	Springfield	1411 Boston Road	Springfield	MA	01103	413-782-4001
20	2839	Swansea	7070 Swansea Mall Drive	Swansea	MA	02777	508-678-3343
21	4597	Arsenal Mall	485 Arsenal Street	Watertown	MA	02472	617-926-6070
22	4503	Wrentham	1 Premium Outlets Blvd, Suite #800	Wrentham	MA	02093	508-384-5213
23	7273	Bangor	663 Stillwater Ave	Bangor	ME	04401	207-942-3442
24	7156	Presque Isle	830 Main Street	Presque Isle	ME	04769	207-764-2874
25	3009	Manchester	1500 S. Willow Street #W-157	Manchester	NH	03103	603-669-8342
26	4163	Nashua	275 Amherst St.	Nashua	NH	03063	603-882-0099
27	3158	Salem	99 Rockingham Park Blvd	Salem	NH	03079	603-870-9560
28	4197	Bridgewater Towne Center	754 Rt 202	Bridgewater	NJ	08807	908-231-0555
29	2904	East Brunswick	755 State Highway 18	East Brunswick	NJ	08816	732-238-2076
30	3636	Monmouth	Rt. 35 at Wycoff Road, Space 2154	Eatontown	NJ	07724	732-542-4141
31	2932	Freehold	Rt 9; Freehold Raceway Mall #1301	Freehold	NJ	07728	732-577-9644
32	3692	Woodbridge	675 US Highway 1	Iselin	NJ	08830	732-283-1686
33	3609	N. Plainfield	1250 Route 22, Eastbound	N. Plainfield	NJ	07060	908-226-0122
34	4133	Old Bridge	1352 US Route 9 Southbound	Old Bridge	NJ	08857	732-525-8585
35	2697	Paramus	Garden State Plaza #A1-4	Paramus	NJ	07652	201-909-0886
36	4229	Willowbrook Mall	1200 Willowbrook Mall	Wayne	NJ	07470	973-890-8990
37	2962	Albany	1 Crossgates Mall Road, K-101	Albany	NY	12203	518-452-1352
38	2208	Commack	6330 Jericho Turnpike	Commack	NY	11725	631-864-6603
39	7155	Deerpark	403 Commack Rd, Kohl's Shopping Ctr	Deerpark	NY	11729	631-667-2464
40	2231	Farmingdale	2120 Broad Hollow	Farmingdale	NY	11735	631-293-5395
41	7172	Glen Cove	1 Village Square	Glen Cove	NY	11542	516-609-8378
42	2229	Hicksville	363 Broadway	Hicksville	NY	11801	516-681-5039
43	7173	Island Park	210 Austin Blvd	Island Park	NY	11558	516-432-7635
44	4216	Ulster	1226 Ulster Ave.	Kingston	NY	12401	845-336-0909
45	2224	Lake Grove	201 Middle Country Road	Lake Grove	NY	11755	631-979-1470
46	2230	Massapequa	252 Sunrise Mall	Massapequa	NY	11758	516-541-5136
47	2967	Middletown	One Galleria Circle, Space #C204	Middletown	NY	10941	845-692-6866
48	3667	Nanuet	75 West Route 59	Nanuet	NY	10954	845-623-0322
49	4230	Poughkeepsie Galleria Mall	2001 South Road	Poughkeepsie	NY	12601	845-298-7620
50	3983	Saratoga Springs	3065 Rt. 504; Wilton Mall #D-14	Saratoga Springs	NY	12866	518-583-2213
51	2227	Selden	289 Middle Country Road	Selden	NY	11784	631-696-9290
52	2228	Westbury	1226 Old County Road	Westbury	NY	11590	516-228-5176
53	3952	East Greenwich	1050 Division Street	East Greenwich	RI	02818	401-884-4151
54	7342	Middletown	593 West Main Road	Middletown	RI	02842	401-846-7463

   Exhibit G
Bloomington Stores

Count	Store #	City	State	Count	Store #	City	State	Count	Store #	City	State
1	7718	Davenport	IA	36	2084	London	KY	70	7343	Plymouth	MN
2	7365	Davenport 12/19/02	IA	37	4520	Louisville	KY	71	2199	Roseville	MN
3	7120	Aurora	IL	38	4517	Louisville	KY	72	3629	Cape Girardeau	MO
4	7170	Bloomingdale	IL	39	2082	Somerset	KY	73	7883	Columbia *	MO
5	7792	Bloomington	IL	40	7074	Bay City	MI	74	7461	Festus	MO
6	7703	Bourbonnais	IL	41	7044	Cadillac	MI	75	7884	Jefferson City *	MO
7	7827	DeKalb	IL	42	7089	Chesterfield Township	MI	76	4167	Poplar Bluff	MO
8	7151	Downers Grove	IL	43	7574	Farmington Hills	MI	77	7459	St. Louis	MO
9	7464	Fairview Heights	IL	44	7067	Fenton	MI	78	7462	St. Louis	MO
10	7133	Gurnee	IL	45	7058	Flint	MI	79	7458	St. Peters	MO
11	7112	Lincolnwood	IL	46	7075	Fort Gratiot	MI	80	7460	Sunset Hills	MO
12	2657	Marion	IL	47	7594	Frenchtown Township	MI	81	4366	Athens	OH
13	7145	Melrose Park	IL	48	7043	Gaylord	MI	82	4358	Cambridge	OH
14	7740	Morton	IL	49	7316	Holland	MI	83	3972	Cincinnati	OH
15	7137	Orland Park	IL	50	7323	Kentwood	MI	84	2855	Cincinnati	OH
16	7737	Peoria	IL	51	7046	Midland	MI	85	2845	Cincinnati	OH
17	7786	Quincy	IL	52	7084	Mt Pleasant 2/18/03	MI	86	3765	Columbus	OH
18	7168	Rockford	IL	53	7361	Muskegon	MI	87	3739	Columbus	OH
19	7126	Schaumburg	IL	54	7556	Novi	MI	88	2996	Dayton	OH
20	7181	Skokie	IL	55	7355	Okemos	MI	89	4228	Dublin	OH
21	7810	Springfield	IL	56	7303	Portage	MI	90	4315	Elida	OH
22	7144	Vernon Hills	IL	57	7606	Roseville	MI	91	4215	Elyria	OH
23	7653	Anderson	IN	58	7052	Saginaw	MI	92	3196	Findlay	OH

24	7377	Angola	IN	59	7041	Sterling Heights	MI	93	4724	Grove City	OH
25	7346	Ft. Wayne	IN	60	7581	Sterling Heights	MI	94	3355	Heath	OH
26	7655	Indianapolis	IN	61	7599	Taylor	MI	95	3761	Huber Heights	OH
27	7654	Indianapolis	IN	62	7045	Traverse City	MI	96	4691	Mason	OH
28	7652	Kokomo	IN	63	7539	Troy	MI	97	3172	Medina	OH
29	7651	Lafayette	IN	64	7063	Waterford	MI	98	4376	Milford	OH
30	7310	Merrillville	IN	65	7608	Westland	MI	99	4387	Mt Vernon	OH
31	7368	Warsaw	IN	66	7345	Apple Valley	MN	100	4519	N Olmsted	OH
32	4685	Cold Springs	KY	67	2195	Bloomington	MN	101	3641	Sandusky	OH
33	2194	Lexington	KY	68	2186	Champlin	MN	102	2952	Toledo	OH
34	2142	Lexington	KY	69	2197	Edina	MN	103	4237	Zanesville	OH
35	2092	Lexington	KY

* Restaurants that PFG prefers to be served by a west of the Mississippi distributor (Columbia & Jefferson City, Missouri)

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY
WITH THE COMMISSION

EXHIBIT “H”

MARK-UP STRUCTURE

[____]*

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY
WITH THE COMMISSION

EXHIBIT “I”

SHARED SAVINGS

[____]*

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY
WITH THE COMMISSION

EXHIBIT “J”

DIESEL FUEL COST ADJUSTMENT

[____]*

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY
WITH THE COMMISSION

EXHIBIT “K”

CUSTOMER COMMITMENTS

[____]*

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY
WITH THE COMMISSION

EXHIBIT “L”

TERMS

[____]*

EXHIBIT M
RUBY TUESDAY PRODUCT MIX

Item #	Pack/Size		Vendor	Description	Customer Category
138950	2/5 LB	CS	OSCAR M	BACON BIT REAL PIECES	100	50060	FOOD
208380	2/5 LB	CS	SUGRDLE	BACON BIT	100	50060	FOOD
138800	4/300 SL	CS	OSCAR	BACON SLICED PRE-COOKED	100	50060	FOOD
208040	1/1200 CT	CS	SUGRDLE	BACON SLICED COOKED	100	50060	FOOD
711170	4/5 LB	CS	RTI	POTATO BASE SOURCREAM & CHIVE	100	50060	FOOD
271200	1/25 LB	CS	RTI	BREADER CHIX TENDER FRY FLOUR	100	50060	FOOD
103300	6/10	CS	HANOVER	GARBANZO BEANS	100	50060	FOOD
742130	6/10	CS	ALLENS	GARBANZO BEANS	100	50060	FOOD
560610	30/8 OZ	CS	MTN CTY	BEEF PATTY 75/25	100	50060	FOOD
755870	60/3.2 OZ	CS	MTN CTY	BEEF PATTY KID'S SEASONED IQF	100	50060	FOOD
560640	8/2.5 LB	CS	MTN CTY	BEEF SKEWERED PIECES	100	50060	FOOD
340150	32/8 OZ PK	CS	MTN CTY	BEEF TIP SEASONED SIRLOIN	100	50060	FOOD
340140	32/8 OZ PK	CS	FREEDMN	BEEF TIP SEASONED SIRLOIN	100	50060	FOOD
322500	6/10	CS	POC	BEETS SLICED MED. FANCY	100	50060	FOOD
149590	56/CT	CS	RUBYTUE	BREAD GARLIC PRE-CUT	100	50060	FOOD
516000	8/12 CT.	CS	ALPHA	BREAD BUN SESAME 3.5"	100	50060	FOOD
100820	12/6 CT	CS	WOLFERM	ENGLISH MUFFINS	100	50060	FOOD
116000	8/6 CT	CS	MEYERS	BREAD ITALIAN SUB	100	50060	FOOD
241260	24/12 CT	CS	RUDY'S	SUPER SOFT FLOUR TORTILLA 6"	100	50060	FOOD
171010	4/3 LB	CS	RTI	BROCCOLI FLORETTES	100	50060	FOOD
277010	4/3 LB	CS	RTI	BROCCOLI FLORETTES	100	50060	FOOD
863330	1/20 LB	CS	DOLE	BROCCOLI ICED RUBY TUESDAY	100	50060	FOOD
501000	36/5 OZ.	CS	VEGGLND	BURGER VEGGIE ORIGINAL	100	50060	FOOD
170800	36/1 LB	CS	HILDALE	BUTTER SOLID	100	50060	FOOD
315850	4/5 LB	CS	ZANDERS	BUTTER FINEST WHIPPED TUBS	100	50060	FOOD
137150	4/6.25 #	CS	RTI	CHOCOLATE TALLCAKE	100	50060	FOOD
137140	1/4 CT.	CS	RTI	CAKE CHOCOLATE COOKIE TALLCAK	100	50060	FOOD
400550	4/CT	CS	RTI	DULCE DE LECHE	100	50060	FOOD
137050	4/6.25 #	CS	RTI	STRAWBERRY TALLCAKE	100	50060	FOOD
137040	1/4 CT.	CS	RTI	CAKE STRAWBERRY TALLCAKE	100	50060	FOOD
551150	20/LB	CS	TROPCAL	STARMINTS BARAKA	100	50060	FOOD
221010	2/5 LB	CS	RTI	CARROTS SHREDDED	100	50060	FOOD
121010	2/5 LB	CS	RTI	CARROTS SHREDDED	100	50060	FOOD
751490	4/5 LB	CS	DURRETT	CHEESE AM SHARP SLICED	100	50060	FOOD
758900	8/2.5 LB	CS	DURRETT	CHEESE BLUE CRUMBLE	100	50060	FOOD
751690	10/1 LB	CS	DURRETT	CHEESE CHED SLICED MLD 4X4	100	50060	FOOD
771040	4/5 LB	CS	DURRETT	CHEESE CHED/JACK BLEND SHRED	100	50060	FOOD
751540	10/1 LB	CS	DURRETT	CHEESE CHED SHARP SL	100	50060	FOOD
111540	4/5 LB	CS	DF-RTI	CHEESE COTTAGE	100	50060	FOOD
751560	10/1 LB	CS	DURRETT	CHEESE MONT JACK SLICED 4X4	100	50060	FOOD
754900	6/2.5 LB	CS	DURRETT	CHEESE PARMESAN SHREDED	100	50060	FOOD
442390	8/1.5 LB	CS	L-O-L	CHEESE PEPPER JACK SLI NAT	100	50060	FOOD
751610	10/1 LB	CS	DURRETT	CHEESE PEPPER JACK	100	50060	FOOD
959390	8/3 LB	CS	RTI	CHEESE PLANK BREADED MOZZ	100	50060	FOOD
751550	10/1 LB	CS	DURRETT	CHEESE SWISS SLICED 4X4	100	50060	FOOD
256790	4/CT	CS	RUBYTUE	CHEESECAKE PLAIN 8 CUT	100	50060	FOOD
330100	4/5 LB	CS	RTI	WHITE CHICKEN CHILI	100	50060	FOOD
242100	64/5 OZ	CS	KEYSTON	CHIX BREAST MARINATED	100	50060	FOOD
632410	5/5 LB	CS	KYSTONE	CHIX BRST BRD 5 OZ THIN RTI	100	50060	FOOD
162500	1/20 LB	CS	KEYSTON	CHIX NUGGET BREADED	100	50060	FOOD
242200	8/5 LB	CS	KEYSTON	CHIX TENDERS RAW CUT	100	50060	FOOD
13650	6/5 LB	CS	SANDERS	CHIX TENDERS CTR SPLIT"CIGAR"	100	50060	FOOD
682130	8/5 LB	CS	KEYSTNE	CHIX WING BROILER PORTION RTI	100	50060	FOOD
311100	1/25 LB	CS	RED V	COCONUT TOASTED	100	50060	FOOD
184000	128/2.25 OZ	CS	R/CUP	COFFEE FANCY GOURMET	100	50060	FOOD
858200	128/2 OZ	CS	ROY CUP	COFFEE GOURMET DECAF	100	50060	FOOD
321100	4/5 LB	CS	DOLE	COLE SLAW / BAGGIE	100	50060	FOOD
294900	2/4.25 LB	CS	NABISCO	OREO COOKIE CRUMBS MEDIUM PCS	100	50060	FOOD
321000	6/75 OZ	CS	GRGIANT	CORN WHOLE KERNAL GREEN GIANT	100	50060	FOOD
182150	4/20 CT	CS	CARNGTN	CRAB CRAWFISH CAKE 2 OZ RTI	100	50060	FOOD
533510	500/2 CT	CS	NABISCO	CRACKER PREMIUM SALTINE	100	50060	FOOD
533650	400/2 CT	CS	NABISCO	CRACKERS WAVERLY WAFER	100	50060	FOOD
610600	12/32 OZ	CS	DF-RTI	CREAM HALF & HALF UHT QUARTS	100	50060	FOOD
23340	402/3/8 OZ	CS	DF-RTI	CREAMER CUP HALF & HALF UHT	100	50060	FOOD
651000	12/PINT	CS	DF-RTI	CREAMER HALF AND HALF UHT	100	50060	FOOD
183650	15/LB	CS	ALPHA	CROUTON DARK	100	50060	FOOD
330150	4/5 LB	CS	RTI	DIP THREE CHEESE SPINACH DIP	100	50060	FOOD
333010	4/5 LB	CS	RTI	SPINACH ARTICHOKE DIP	100	50060	FOOD
396000	4/1 GAL	CS	RTI	DRESSING BLUE CHEESE	100	50060	FOOD
386000	4/1 GAL	CS	RTI	DRESSING BALSAMIC VINEGAR FF	100	50060	FOOD
842000	4/1 GAL	CS	RTI	DRESSING COLE SLAW	100	50060	FOOD
387100	4/1 GAL	CS	RTI	DRESSING CAESAR	100	50060	FOOD
380100	4/1 GAL	CS	RTI	DRESSING RED FRENCH	100	50060	FOOD
381200	4/1 GAL	CS	RTI	DRESSING HOT BACON	100	50060	FOOD
392200	4/1 GAL	CS	RTI	DRESSING HONEY MUSTARD	100	50060	FOOD
382000	4/1 GAL	CS	RTI	DRESSING HONEY MUST RED FAT	100	50060	FOOD
395100	4/1 GAL	CS	RTI	DRESSING ITALIAN FF	100	50060	FOOD
394100	4/1 GAL	CS	RTI	DRESSING RANCH	100	50060	FOOD
608100	4/1 GAL	CS	RTI	DRESSING RANCH REDUCED FAT	100	50060	FOOD
393100	4/1 GAL	CS	RTI	DRESSING RASP VIN FAT FREE	100	50060	FOOD
384000	4/1 GAL	CS	RTI	DRESSING THOUSAND ISLAND	100	50060	FOOD
383000	4/1 GAL	CS	RTI	VINAIGRETTE DRESSING	100	50060	FOOD
606010	12/12 CT	CS	MICHAEL	EGG HARD BOILED DRY PAC RTI	100	50060	FOOD
500360	8/18 CT	CS	SUN/FSH	EGG HARD BOILED PILLOW PACK	100	50060	FOOD
305520	4/3 LB	CS	RTI	FAJITA MIX FRESH	100	50060	FOOD
110420	4/3 LB	CS	CLUB CH	FAJITA MIX FRESH	100	50060	FOOD
169660	4/10 LB	CS	REGAL S	FISH TILAPIA FILET 6-8 OZ	100	50060	FOOD
819601	1/32 OZ	EA	BARON	VANILLA EXTRACT PURE	100	50060	FOOD
143170	1/25 LB	CS	GOLD MD	FLOUR H & R PLAIN	100	50060	FOOD
557070	1/25 LB	BG	PIONEER	FLOUR H & R	100	50060	FOOD
462300	6/17 OZ	CS	WESSON	PAN COATING AERESOL	100	50060	FOOD
394680	12/32 OZ	CS	ITLROSE	GARLIC FRESH CHOPPED IN OIL	100	50060	FOOD
333310	8/1 LB	CS	CLUB CH	GREEN ONIONS	100	50060	FOOD
730030	8/1 LB	CS	FRESH X	GREEN ONIONS	100	50060	FOOD
299790	32/8 OZ	CS	AVOMEX	GUACAMOLE	100	50060	FOOD
389270	4/1GL 12#	CS	GROEB F	HONEY CLOVER PURE	100	50060	FOOD
389271	1/1GL 12#	EA	GROEB F	HONEY CLOVER PURE	100	50060	FOOD
393670	6/32 OZ	CS	ITLROSE	HORSERADISH PREPARED	100	50060	FOOD
489601	50/CT	EA	CARNATN	HOT COCOA MIX	100	50060	FOOD
489600	6/50-1 OZ	CS	CARNATN	HOT COCOA MIX 347982	100	50060	FOOD
550010	1/3 GL	CS	DARIFAI	ICE CREAM 12% VANILLA	100	50060	FOOD
864020	8/64 OZ	CS	MUSLMAN	APPLE JUICE	100	50060	FOOD
411050	48/4 OZ	CS	ARDMORE	JUICE APPLE IND CUP	100	50060	FOOD
433210	12/32 OZ	CS	DUET	LEMON JUICE CONCENTRATE	100	50060	FOOD
343010	12/46 OZ	CS	SACREMN	TOMATO JUICE SACREMENTO	100	50060	FOOD
382870	1000/9 GR	CS	HUNTS	TOMATO KETCHUP INDIVIDUAL	100	50060	FOOD
488400	200/11 GR	CS	HEINZ	TOMATO KETCHUP INDIVIDUAL	100	50060	FOOD
451450	24/14 OZ	CS	HEINZ	TOMATO KETCHUP RED SQZ BOTTLE	100	50060	FOOD
381810	20/17 OZ	CS	HUNTS	TOMATO KETCHUP SQUEEZE BOTTLE	100	50060	FOOD
711800	4/5 LB	CS	DOLE	LETTUCE SHREDDED 1/8	100	50060	FOOD
487820	200/.4 OZ	CS	HELMANS	MAYONNAISE INDIVIDUAL	100	50060	FOOD
487810	200/.4375	CS	HELMANS	MAYO INDV "LIGHT"	100	50060	FOOD
911200	4/1 GAL	CS	RTI	MAYONNAISE PREMIUM	100	50060	FOOD
66420	6/.5 GL	CS	DF-RTI	MILK REDUCED FAT 2% UHT	100	50060	FOOD
334090	10/2 LB	CS	RTI	BRUSCHETTA MIX	100	50060	FOOD
403970	12/8 OZ	CS	HEINZ	MUSTARD POURABLE BOTTLE	100	50060	FOOD
113100	200/4 OZ.	CS	G POUPN	MUSTARD DIJON IND GREY POUPON	100	50060	FOOD
404030	12/10 OZ	CS	GPOUPON	MUSTARD DIJON SQUEEZE BOTTLE	100	50060	FOOD
488500	200/5.5GM	CS	FRENCHS	MUSTARD INDIVIDUAL	100	50060	FOOD
403900	4/1 GL	CS	FRENCHS	MUSTARD YELLOW CLASSIC	100	50060	FOOD
531660	6/10#	CS	LA CHOY	RICE NOODLES	100	50060	FOOD
872000	6/3 LB	CS	BLUE DI	NUT ALMOND TOASTED SLICED NAT	100	50060	FOOD
130610	6/3.5 LB	CS	TROPCAL	PEANUTS GRANULATED	100	50060	FOOD
140420	10/LB	CS	RTI	HONEY ROASTED PECANS	100	50060	FOOD
183210	6/2 LB	CS	TROPCAL	NUT WALNUT PIECES COMB MED	100	50060	FOOD
999640	1/1	CS	BUNGE	SHORTENING FRY TEST KIT	100	50060	FOOD
600770	6/GAL	CS	SANTA L	OLIVE OIL	100	50060	FOOD
121700	12/17 OZ	CS	SANTA L	OLIVE OIL PURE SANTA LUCIA	100	50060	FOOD
523680	35/LB	CS	ELITE	OIL POUR 'N FRY ULTRA LIFE	100	50060	FOOD
253350	35/LB	CS	IMPERIA	OIL VEGETABLE SALAD IMPERIAL	100	50060	FOOD
428280	2/17.5 LB	CS	SUNYLND	OLEO LIQUID MARGARINE	100	50060	FOOD
428220	30/1 LB	CS	RUBY T	MARGARINE SOLIDS OLEO ALL VEG	100	50060	FOOD
389200	6/#10	CS	DUET	OLIVES SLICED RIPE	100	50060	FOOD
389500	4/1GL	CS	REMA	OLIVE STUFF MANZ	100	50060	FOOD
380850	4/5 LB	CS	RTI	RED ONION SLABS 1/4"	100	50060	FOOD
700020	4/5 LB	CS	RTI	RED ONION SLABS 1/4"	100	50060	FOOD
122530	8/1.5 LB	CS	RUBYTUE	ONION STRAWS	100	50060	FOOD
122510	8/1.5 LB	CS	RUBYTUE	ONION STRAWS	100	50060	FOOD
128500	4/5 LB	CS	RTI	PASTA MACARONI AND CHEESE	100	50060	FOOD
229300	1/20 LB	CS	ITAL	LINGUINI	100	50060	FOOD
186600	2/10 LB	CS	DAKOTA	LINGUINI PASTA 10"	100	50060	FOOD
222210	20/LB	CS	ITALPAS	PENNE RIGATE PASTA	100	50060	FOOD
221800	20/LB	CS	ITALPAS	ROTINI PASTA	100	50060	FOOD
154550	12/2.5 LB	CS	PICTSWT	PEA GREEN "A"	100	50060	FOOD
389330	6/10	CS	DUET	PEACH SLICES IN LIGHT SYRUP	100	50060	FOOD
389450	6/10	CS	REMA	PEAR HALVES HARVEST OF EDEN	100	50060	FOOD
397850	4/1 GL	CS	POCO	BANANA PEPPER MILD SLICED	100	50060	FOOD
544100	4/1 GL	CS	DEAN	CHERRY PEPPERS MILD	100	50060	FOOD
873900	6/10	CS	CASA FE	JALAPENOS PEPPERS NACHO SLICE	100	50060	FOOD
272100	4/1 GL	CS	EDEN	PEPPERONCINI	100	50060	FOOD
658660	6/#10 BAG	CS	HEINZ	PICKLE CHIP DILL (POUCH PACK)	100	50060	FOOD
927000	6/10 IN	CS	CHEF P	PIE APPLE HI-PI UNBAKED	100	50060	FOOD
137250	8/2.25 #	CS	RTI	CHOCOLATE CHIP PIE	100	50060	FOOD
137240	8/9 IN.	CS	RTI	PIE CHOCOLATE CHIP	100	50060	FOOD
381860	6/10	CS	DUET	PINEAPPLE CHUNKS IN NAT JUICE	100	50060	FOOD
768350	4/5 LB	CS	EXCEL	PORK SLICED	100	50060	FOOD
327700	6/16 OZ	CS	FRENCHS	POTATO STICKS	100	50060	FOOD
128800	6/2.5 LB	CS	LAMB	SWEET POTATO FRIES	100	50060	FOOD
360300	6/6 LB	CS	RUBY TU	POTATO THIN REG CUT FROZEN PO	100	50060	FOOD
6220	50/LB	CS	AGRIFSH	POTATOES BAKER 50 CT	100	50060	FOOD
208400	6/#10	CS	L LEAF	PUDDING CHOCOLATE LUCKY LEAF	100	50060	FOOD
123550	10/LB	CS	REMA	RAISIN	100	50060	FOOD
446110	1/30	CS	RTI	RIB BABYBACK 1.75 DN RTI	100	50060	FOOD
116600	1/30	CS	CURLY'S	RIB BABYBACK 1.75 DN RTI	100	50060	FOOD
517510	30/LB	CS	MAPLEAF	RIB BABYBACK 1.75#/DN RTI	100	50060	FOOD
446120	1/44 LB	CS	ESS	RIB PORK LOIN BACK RTI	100	50060	FOOD
242080	1/50 LB	CS	RICLAND	RICE DELTA STAR PARBOILED	100	50060	FOOD
644000	150/5 OZ	CS	SAGE	RICE PILAF PREPARED	100	50060	FOOD
788100	6/2 LB	CS	DOLE	ROMAINE CHOPPED	100	50060	FOOD
791900	4/5 LB	CS	DOLE	ROMAINE CLASIC MIX	100	50060	FOOD
672140	2/5 LB	CS	ORVAL	SALAD FOUR BEAN	100	50060	FOOD
310470	3/10 LB	CS	SANDRID	SALAD GREEK FETA PASTA	100	50060	FOOD
310420	3/10 LB	CS	SANDRID	SALAD ZESTY BOWTIE PASTA	100	50060	FOOD
310140	3/10 LB	CS	SANDRID	SALAD BAKED POTATO REST STYLE	100	50060	FOOD
310150	3/10 LB	CS	SANDRID	SALAD TEXAS REDSKIN POTATO	100	50060	FOOD
330130	4/1 GL	CS	PENNY'S	SALSA MEDIUM FRESH	100	50060	FOOD
324000	4/5 LB	CS	RTI	SAUCE ALFREDO (NEW RECIPE)	100	50060	FOOD
330140	4/5 LB	CS	RTI	SAUCE HERBED ALFREDO	100	50060	FOOD
405680	4/1 GL	CS	CATTLMN	BARBECUE SAUCE GOLD CATTLEMAN	100	50060	FOOD
143510	4/1 GAL	CS	RTI	HONEY BBQ SAUCE	100	50060	FOOD
481000	4/1 GAL	CS	RTI	BARBECUE SAUCE	100	50060	FOOD
330040	10/2 LB	CS	RTI	STEAK BUTTER	100	50060	FOOD
391000	4/1 GAL	CS	RTI	SAUCE COCKTAIL	100	50060	FOOD
330020	10/2 LB	CS	RTI	DEMI GLAZE SAUCE	100	50060	FOOD
403450	4/1 GL	CS	FRANKS	SAUCE RED HOT ORGINAL FRANK'S	100	50060	FOOD
403451	1/1 GL	EA	FRANKS	SAUCE HOT RED PLASTIC JUG	100	50060	FOOD
622000	4/1 GAL	CS	TEXPETE	SAUCE HOT TEXAS PETE	100	50060	FOOD
193000	4/5 LB	CS	RTI	SAUCE MARINARA	100	50060	FOOD
330110	4/5 LB	CS	RTI	SAUCE ORANGE PEANUT	100	50060	FOOD
403260	12/5 OZ.	CS	TABASCO	SAUCE HOT RED PEPPER SAUCE	100	50060	FOOD
109020	4/1 GAL	CS	RTI	SAUCE REMOULADE DIPPING	100	50060	FOOD
263000	4/5 LB	CS	RTI	SAUCE RICE PILAF	100	50060	FOOD
278000	6/3 LB	CS	RTI	SAUCE SALSA BLACK BEAN (NEW)	100	50060	FOOD
403180	12/5 OZ.	CS	KIKKOMN	SAUCE SOY	100	50060	FOOD
274000	4/5 LB	CS	RTI	SAUCE SPINACH CON QUESO	100	50060	FOOD
403000	24/5 OZ	CS	HEINZ	STEAK SAUCE HEINZ 57	100	50060	FOOD
402800	24/5 OZ	CS	A-1	STEAK SAUCE A-1 NABISCO	100	50060	FOOD
867001	1/1 GAL	EA	RTI	SAUCE TARTAR	100	50060	FOOD
839990	100/1.5 OZ	CS	KENS	SAUCE TARTAR IND	100	50060	FOOD
530800	4/1 GL	CS	FRENCHS	WORCHESTERSHIRE SAUCE	100	50060	FOOD
402500	24/5 OZ	CS	L & P	WORCHESTERSHIRE SAUCE ORGINAL	100	50060	FOOD
905700	6/7 LB	CS	NEWLYWD	RIB SEASONING RUBY TUESDAY'S	100	50060	FOOD
560500	12/22 OZ	CS	BARON	CHILI RUB SEASONING RED	100	50060	FOOD
155500	12/8.75 OZ	CS	BARONS	SEASONING NEW ORLEANS	100	50060	FOOD
110230	12/2 LB	CS	RTI	BLACKENED SEASONING FISH	100	50060	FOOD
186100	24/4 OZ	CS	BARON	SEASONING SENSATION SAL FREE	100	50060	FOOD
752500	6/7 LB	CS	BARON	RIB SEASONING RUBY TUESDAY'S	100	50060	FOOD
212800	60/8 OZ	CS	RTI	SHRIMP COUNTRY FRIED 41/50CT	100	50060	FOOD
211770	4/5 LB	CS	RTI	SHRIMP 36/40 P&D TAIL OFF	100	50060	FOOD
460230	4/1 GL	CS	WRIGHTS	LIQUID SMOKE SEASONING	100	50060	FOOD
423550	1/5GL BNB	CS	CHERRY	CHERRY COKE SYRUP BNB	100	50060	FOOD
423790	1/5GL BNB	CS	D-COKE	CAFFEINE FREE DIET COKE SYRUP	100	50060	FOOD
423510	1/5GL BNB	CS	COKE	COCA COLA CLASSIC SYRUP BNB	100	50060	FOOD
424110	1/5GL BNB	CS	DI-COKE	DIET COKE SYRUP BNB	100	50060	FOOD
423780	1/5GL BNB	CS	HI-C	PUNCH FLASHIN' FRUIT BNB	100	50060	FOOD
423740	1/2.5 BNB	CS	MSTR MX	GINGER ALE BNB MASTER POUR	100	50060	FOOD
423580	1/5GL BNB	CS	MINMAID	LEMONADE MINUTE MAID BNB ORIG	100	50060	FOOD
423840	1/5GL BNB	CS	MEL-YEL	MELLO YELLO SYRUP BNB	100	50060	FOOD
424540	1/5GL BNB	CS	PIBBXTR	MR PIBB EXTRA SYRUP BNB	100	50060	FOOD
423760	1/5GL BNB	CS	BARQ'S	ROOT BEER SYRUP BNB BARQ'S	100	50060	FOOD
423810	1/5GL BNB	CS	SPRITE	SPRITE SYRUP BNB	100	50060	FOOD
202710	24/12 OZ	CS	IBC	ROOT BEER REG LONG NECK	100	50060	FOOD
330280	4/5 LB	CS	RTI	SOUP BROC AND CHEESE	100	50060	FOOD
330030	4/5 LB	CS	RTI	SOUTHWESTERN CHOWDER	100	50060	FOOD
430000	4/5 LB	CS	RTI	SOUP FRENCH ONION	100	50060	FOOD
990000	4/5 LB	CS	RTI	SOUP ITALIAN STYLE VEG RTI	100	50060	FOOD
640010	4/5 LB	CS	DF-RTI	SOUR CREAM REAL	100	50060	FOOD
501101	1/1 LB	EA	BARON	ALLSPICE GROUND	100	50060	FOOD
552101	1/32 OZ	EA	BARON	SPICE CELERY SALT	100	50060	FOOD
552100	12/32 OZ	CS	BARON	SPICE CELERY SALT	100	50060	FOOD
574111	1/16 OZ	EA	BARON	SPICE CILANTRO FLAKE	100	50060	FOOD
581101	1/16 OZ	EA	BARON	CINNAMON GROUND	100	50060	FOOD
593001	1/16 OZ	EA	BARON	SPICE CUMIN GRD CAMINO	100	50060	FOOD
623101	1/40 OZ	EA	BARON	SPICE GARLIC SALT	100	50060	FOOD
615001	1/24 OZ	EA	BARON	SPICE GARLIC GRANULATED	100	50060	FOOD
617001	1/16 OZ	EA	BARON	SPICE GARLIC POWDER	100	50060	FOOD
542301	1/24 OZ	EA	BARON	SPICE JERK SEASONING	100	50060	FOOD
689991	1/5 OZ	EA	BARON	OREGANO LEAVES	100	50060	FOOD
697001	1/16 OZ	EA	BARON	PAPRIKA	100	50060	FOOD
703301	1/2 OZ	EA	BARON	SPICE PARSLEY FLAKES	100	50060	FOOD
225321	1/10 OZ	EA	SAUER	SPICE PARSLEY FLAKE #915498	100	50060	FOOD
612400	12/28 OZ	CS	BARON	FRENCH FRY SEASONING	100	50060	FOOD
711101	1/5 LB	EA	BARON	SPICE PEPPER BLACK CAFE GRD	100	50060	FOOD
727401	1/9.5 OZ	EA	BARON	SPICE PEPPER SUPREME	100	50060	FOOD
728001	1/16 OZ	EA	BARON	SPICE PEPPER WHITE GROUND	100	50060	FOOD
710101	1/16 OZ	EA	BARON	SPICE PEPPER BLK CAFE GRD	100	50060	FOOD
716000	12/16 OZ	CS	BARON	SPICE PEPPER BLK WHOLE	100	50060	FOOD
727400	12/9.5 OZ	CS	BARON	SPICE PEPPER SUPREME	100	50060	FOOD
722001	1/14 OZ	EA	BARON	SPICE PEPPER CAYENNE GRD	100	50060	FOOD
722441	1/12 OZ	EA	BARON	PEPPER CRUSHED RED	100	50060	FOOD
771700	20/LB	CS	BARON	SALT DENDRITIC	100	50060	FOOD
461800	24/26 OZ	CS	POC/MOR	SALT IODIZED MORTON	100	50060	FOOD
222900	6/5 LB	CS	VENTURA	SPREAD GARLIC	100	50060	FOOD
390090	24/12 OZ	CS	MTN CTY	STEAK RIBEYE	100	50060	FOOD
390070	24/12 OZ	CS	MT CITY	STEAK STRIP SEASONED RTI	100	50060	FOOD
390030	24/10 OZ	CS	MTN CTY	STEAK TOP SIRLOIN	100	50060	FOOD
847000	32/7 OZ	CS	AKSARBN	STEAK TOP SIRLOIN	100	50060	FOOD
390020	28/7 OZ	CS	MTN CTY	STEAK TOP SIRLION	100	50060	FOOD
841010	24/10 OZ	CS	AKSRBEN	STEAK TOP SIRLOIN	100	50060	FOOD
116900	2000/CT	CS	RUBY TU	SUGAR BLUE	100	50060	FOOD
507650	12/2 LB	CS	DOMINO	SUGAR GOLDEN BROWN	100	50060	FOOD
508300	50/LB	CS	DOMINO	SUGAR PURE CANE EXTRA FINE	100	50060	FOOD
487140	2000/3 GR	CS	DOMINO	SUGAR INDIVIDUAL	100	50060	FOOD
283060	2000/3 GR	CS	RUBY TU	SUGAR INDIVIDUAL	100	50060	FOOD
102960	3/2 LB	CS	REMA	SUNFLOWER SEEDS	100	50060	FOOD
489210	2000/CT	CS	EQUAL	SWEETNER EQUAL	100	50060	FOOD
116890	2000/CT	CS	RUBY TU	SWEETNER PINK	100	50060	FOOD
589170	3000/CT	CS	SWTNLOW	SWEET 'N LOW	100	50060	FOOD
502140	36/4 OZ	CS	ROYAL C	TEA BAG W/FILTERS ROYAL CUP	100	50060	FOOD
502300	10/100 IND	CS	ROY CUP	TEA BAGS ENVELOPE ROYAL CUP	100	50060	FOOD
502301	100/CT	EA	ROY CUP	TEA BAGS ENVELOPE ROYAL CUP	100	50060	FOOD
839010	1/2.5 GAL	CS	NESTEA	PEACH TEA BNB	100	50060	FOOD
553320	1/2.5 GAL	CS	NESTEA	RASPBERRY ICED TEA BNB	100	50060	FOOD
100940	4/5 LB	CS	RTI	TOMATOES DICED FRESH 1/4	100	50060	FOOD
305460	4/5 LB	CS	RTI	TOMATOES DICED FRESH	100	50060	FOOD
305230	4/5 LB	CS	RTI	TOMATOES SLICED FRESH "	100	50060	FOOD
101190	4/5 LB	CS	RTI	TOMATOES SLICED FRESH "	100	50060	FOOD
221100	6/10	CS	JHS	TOPPING CARAMEL FUDGE	100	50060	FOOD
437100	6/10	CS	JHS	FUDGE TOPPING OLD FASHIONED	100	50060	FOOD
654600	12/15 OZ	CS	D FAIR	TOPPING WHIP CREAM LT ARESOL	100	50060	FOOD
171000	25/ #	CS	SUPER L	6" WHITE CORN TORTILLAS QTRS	100	50060	FOOD
821000	12/12 CT	CS	SUPER L	TORTILLA FLOUR 12" PRESSED	100	50060	FOOD
172500	12/20 CT	CS	SUPER L	TORTILLA FLOUR 6"	100	50060	FOOD
909700	6/81 OZ	CS	DOLE	TROPICAL FRUIT BLEND	100	50060	FOOD
225960	30/5.33 OZ	CS	P PRIDE	TURKEY BURGER MED GARLIC	100	50060	FOOD
651410	2/10 LB	CS	PERDUE	TURKEY CURED JULIENNE	100	50060	FOOD
701560	10/2.5 LB	CS	PERDUE	TURKEY SLICED PORTIONED RTI	100	50060	FOOD
185000	12/12 OZ	CS	HEINZ	VINEGAR BALSAMIC	100	50060	FOOD
179000	12/12 OZ	CS	HEINZ	VINEGAR MALT	100	50060	FOOD
179900	12/12 OZ	CS	HEINZ	VINEGAR RED WINE	100	50060	FOOD
178800	12/12 OZ	CS	HEINZ	VINEGAR SALAD	100	50060	FOOD
400190	6/1 GL	CS	HEINZ	VINEGAR DISTILLED WHITE	100	50060	FOOD
176170	12/12 OZ	CS	HEINZ	VINEGAR GARLIC FLAVORED	100	50060	FOOD
100700	32/.5 LT	CS	DANNON	WATER NATURAL SPRING	100	50060	FOOD
174800	24/16.9 OZ	CS	DASANI	WATER PURIFIED	100	50060	FOOD
10080	24/11 OZ	CS	PERRIER	WATER SPARKLING MINERAL GLASS	100	50060	FOOD
300400	12/32 OZ	CS	I OASIS	BAR MIX BANANA	110	50010	BAR SUPP
511000	12/1 LITER	CS	FINEST	BLOODY MARY MIX PREMIUM	110	50010	BAR SUPP
901900	12/1 LITER	CS	RUBY T	BLOODY MARY MIX CAJUN AM/BVG	110	50010	BAR SUPP
11800	24/15 OZ	CS	C LOPEZ	CREAM OF COCONUT BAR MIX	110	50010	BAR SUPP
990850	24/15 OZ	CS	COCLOPZ	CREAM OF COCONUT COCO LOPEZ	110	50010	BAR SUPP
200100	12/32 OZ	CS	I OASIS	STRAWBERRY DAQUIRI BAR MIX	110	50010	BAR SUPP
807950	12/1 LITER	CS	FINEST	GRENADINE SYRUP BAR MIX	110	50010	BAR SUPP
114960	12/1 LITER	CS	FINEST	BAR MIX JUICE LIME	110	50010	BAR SUPP
522000	4/1 GAL	CS	RTI	SWEET & SOUR MARGARITA MIX	110	50010	BAR SUPP
200500	12/32 OZ	CS	I OASIS	BAR MIX MANGO	110	50010	BAR SUPP
300100	12/32 OZ	CS	I OASIS	BAR MIX PINA COLADA	110	50010	BAR SUPP
300900	12/32 OZ	CS	I OASIS	BAR MIX RASPBERRY	110	50010	BAR SUPP
300500	12/32 OZ	CS	I OASIS	BAR MIX SWEET AND SOUR	110	50010	BAR SUPP
637200	12/32 OZ.	CS	BACARDI	SWEET N' SOUR MIXER	110	50010	BAR SUPP
588990	1/5 LB	CS	TROPCAL	CANDY GUMMY FISH ASST	110	50010	BAR SUPP
658000	25/LB	CS	WHOPPER	CANDY MALTED MILK BALLS MINI	110	50010	BAR SUPP
271300	6/.5 GL	CS	EDEN	CHERRIES W/STEM MARASCHINO	110	50010	BAR SUPP
501110	1000/CT	CS	RTI	COASTER SAM ADAMS	110	50010	BAR SUPP
108000	24/3 OZ.	CS	MAGIC	FLAVOR RIMMER BLUE	110	50010	BAR SUPP
751260	24/3 OZ.	CS	MAGIC	FLAVOR RIMMER GREEN LIME SALT	110	50010	BAR SUPP
751250	24/3 OZ.	CS	MAGIC	FLAVOR RIMMER STRAWBERRY SALT	110	50010	BAR SUPP
500150	12/32 OZ	CS	I OASIS	ICE CREAM MIX VANILLA	110	50010	BAR SUPP
665540	8/60 OZ	CS	O SPRAY	JUICE CRANBERRY COCKTAIL	110	50010	BAR SUPP
895910	8/60 OZ	CS	O SPRAY	GRAPEFRUIT JUICE RUBY RED	110	50010	BAR SUPP
308830	48/5.52 OZ	CS	OCEAN S	GRAPEFRUIT JUICE WHITE 100%	110	50010	BAR SUPP
665580	8/60 OZ	CS	O SPRAY	JUICE WHITE GRAPEFRUIT 100%	110	50010	BAR SUPP
151630	8/64 OZ	CS	FLORIDA	JUICE ORANGE FLORIDA NATURAL	110	50010	BAR SUPP
342940	48/6 OZ	CS	DOLE	PINEAPPLE JUICE 100%	110	50010	BAR SUPP
342920	12/46 OZ	CS	DOLE	PINEAPPLE JUICE 100%	110	50010	BAR SUPP
343800	48/5.5 OZ	CS	CAMPBEL	JUICE V-8 IND EZO	110	50010	BAR SUPP
637510	12/32 OZ	CS	BACARDI	MIXER BANANA	110	50010	BAR SUPP
637700	12/32 OZ	CS	BACARDI	MIXER ICE CREAM	110	50010	BAR SUPP
637400	12/32 OZ	CS	BACARDI	MIXER RASPBERRY	110	50010	BAR SUPP
267310	4/1 GL	CS	DUET	OLIVES QUEEN STUFFED JUMBO	110	50010	BAR SUPP
424090	1/2.5 GL	CS	MSTR MX	TONIC WATER BNB MASTER POUR	110	50010	BAR SUPP
461920	12/3 LB	CS	MORTON	SALT KOSHER	110	50010	BAR SUPP
279820	6/6-1/2	CS	PACKER	STRAWBERRY SLICE 4+1	110	50010	BAR SUPP
895150	24/24 OZ	CS	HERSHEY	SYRUP CHOCOLATE SQUEEZE	110	50010	BAR SUPP
456450	1000/TO GO	CS	SHEART	CUP FRENCH FRY TO GO	310	73660	PAPER
223330	500/12 OZ	CS	RTI	CUP KIDS COMBO 12 OUNCE	310	73660	PAPER
800820	2400/2 OZ	CS	FT DIX	CUP SOUFFLE PLASTIC 2 OZ	310	73660	PAPER
575950	3000/15X17	CS	PREFER	NAPKIN DINNER 1/8FOLD 2-PLY	310	73660	PAPER
846320	50/3X3.03I	CS	NCR	TAPE PAPER ROLL 3" 194'	310	73660	PAPER
860100	1/2.5 GL	CS	OASIS	CLEANER ALL PURPOSE 133	320	73612	JANITRL/
546401	1/GAL	EA	BRASSO	CLEANER BRASS POLISH	320	73612	JANITRL/
860380	8/1.75#	CS	ECOLAB	DESTAINER DIP-IT (COFFEE/TEA)	320	73612	JANITRL/
862610	1/2.5 GL	CS	ECOLAB	CLEANER ALL PURP CITRUS WOOD	320	73612	JANITRL/
860130	1/2.5 GL	CS	OASIS	CLEANER FLOOR 115 AMMONIATED	320	73612	JANITRL/
230000	34/LB	CS	SILBRIC	CLEANER FILTER AID SIL-KLEER	320	73612	JANITRL/
866200	4/1 GL	CS	MAGNSOL	FRYER BOIL OUT MAGICLEAN	320	73612	JANITRL/
112270	1/2.5 GL	CS	ECOLAB	CLEANER GLASS OASIS 255 SF	320	73612	JANITRL/
171110	4/1 GL	CS	ECOLAB	CLEANER GREASECUTTER	320	73612	JANITRL/
154610	4/1 GAL	CS	ECOLAB	CLEANER KOOL-KLENE OASIS(FRZ)	320	73612	JANITRL/
107070	1/2.5 GL	CS	ECOLAB	CLEANER MULTI-SURFACE OASIS	320	73612	JANITRL/
860210	2/8 LB	CS	ECOLAB	CLEANER SILVER POWER 12922	320	73612	JANITRL/
189030	12/17 OZ	CS	ECOLAB	CLEANER AEROSOL STAINLESS STL	320	73612	JANITRL/
862500	1/2.5 GL	CS	ECOLAB	CLEANER TILE QUARRY OASIS 125	320	73612	JANITRL/
525570	100/CT	CS	EXCELNT	CLEANER URN ALL PURPOSE	320	73612	JANITRL/
860090	4/1 GL	CS	ECOLAB	DELIMER LIME AWAY 12021	320	73612	JANITRL/
860140	6/9 LB	CS	ECOLAB	DETERGENT DISH SOLID POWER	320	73612	JANITRL/
860240	4/5 LB	CS	ECOLAB	DETERGENT POT/PAN SOLITAIRE	320	73612	JANITRL/
860160	2/5 QT	CS	ECOLAB	DETERGENT BAR STAR	320	73612	JANITRL/
112630	4/1 GAL	CS	ECOLAB	DETERGENT PAN DANDY	320	73612	JANITRL/
151230	2/2 LB	CS	ECOLAB	RINSE AID SPOTFREE OASIS	320	73612	JANITRL/
860110	1/2.5 GL	CS	ECOLAB	SANITIZER QUAT OASIS 144	320	73612	JANITRL/
860170	2/5 QT	CS	ECOLAB	SANITIZER BAR STAR	320	73612	JANITRL/
139790	4/1 GL	CS	ECOLAB	SANITIZER ECO-SAN	320	73612	JANITRL/
860480	16/450 ML	CS	ECOLAB	HAND SOAP CLEAN & SMOOTH ANTI	320	73612	JANITRL/
860450	4/1 GL	CS	ECOLAB	SOAP HAND CLEAN & SMOOTH ANTI	320	73612	JANITRL/
850850	2000/6.5 X7"	CS	TUFFGRD	BAG PREPORTIONING SEVEN DAY	330	73675	SUPPLIES
120190	1000/8X3X15	CS	PACKER	BAG FOOD CLEAR POLY 120NP	330	73675	SUPPLIES
110110	1000/6X3X15	CS	PACKER	BAG FOOD CLEAR POLY 110NP	330	73675	SUPPLIES
629160	1000/6X3X12	CS	CAP/PKR	BAG FOOD PLASTIC CLEAR	330	73675	SUPPLIES
181810	1000/12X18	CS	TUFFGRD	BAG STORAGE FOOD 1/6 SIZE	330	73675	SUPPLIES
617750	2000/6.5X7	CS	TUFFGRD	BAG SANDWICH CLEAR SADDLE	330	73675	SUPPLIES
865030	1000/4X2X8	CS	CAPITAL	BAG SMALL PORTION	330	73675	SUPPLIES
202030	8/2500	CS	ROYAL	NAPKIN BANDS RUBY TUESDAY	330	73675	SUPPLIES
545570	1/LARGE	EA	R&R	BELTS SAFETY LARGE 34-42	330	73675	SUPPLIES
545560	1/MED	EA	R&R	BELTS SAFETY MED 28-36	330	73675	SUPPLIES
545590	1/XXL	EA	R&R	BELTS SAFETY XXLARGE	330	73675	SUPPLIES
874941	1/12X18	EA	KATCHAL	BOARD CUTTING COLOR WHITE	330	73675	SUPPLIES
874931	1/15X20	EA	KATCHAL	BOARD CUTTING COLOR WHITE	330	73675	SUPPLIES
563200	1/24 OZ	EA	SOUTHRN	BROOM HOUSEKEEPING ALL CORN	330	73675	SUPPLIES
673810	1/CT	EA	O/CEDAR	BROOM MAXI ANGLER FLAGGED	330	73675	SUPPLIES
673820	1/30 IN	EA	SOUTHRN	BROOM TOY LOBBY FOR DUST PAN	330	73675	SUPPLIES
557490	1/150 CT	CS	RTI/NCR	CAPTAIN PAD GUEST CHECK RUBY	330	73675	SUPPLIES
521090	1/EACH	CS	OKIDATA	CARTRIDGE TONER MODEL 10I	330	73675	SUPPLIES
392500	100/.75 OZ	CS	SARALEE	CLEANER URN	330	73675	SUPPLIES
523790	2000/CT	CS	RTI	COASTERS CLASSIC GRILL	330	73675	SUPPLIES
707071	1/18 IN	EA	REYNOLD	CUTTER SLIDE 18 "	330	73675	SUPPLIES
808081	1/12 IN	EA	REYNOLD	CUTTER SLIDE 12 "	330	73675	SUPPLIES
230500	2000/.75 IN	EA	DAYDOTS	DAY DOT FRIDAY 2305	330	73675	SUPPLIES
230110	2000/.75 IN	EA	DAYDOTS	DAY DOT MONDAY 2301	330	73675	SUPPLIES
883460	2000/.75 IN	EA	DAYDOTS	DAY DOT SATURDAY ORANGE 2306	330	73675	SUPPLIES
230710	2000/.75 IN	EA	DAYDOTS	DAY DOT SUNDAY 2307	330	73675	SUPPLIES
230400	2000/.75 IN	EA	DAYDOTS	DAY DOT THURSDAY 2304	330	73675	SUPPLIES
230200	2000/.75 IN	EA	DAYDOTS	DAY DOT TUESDAY 2302	330	73675	SUPPLIES
772300	500/2 IN	EA	DAYDOTS	DAY DOT USE FIRST 7723	330	73675	SUPPLIES
230300	2000/.75 IN	EA	DAYDOTS	DAY DOT WEDNESDAY 2303	330	73675	SUPPLIES
692111	1/# 20	EA	VOLRATH	DISHER YELLOW	330	73675	SUPPLIES
545080	1/1 EA	CS	GAPACI	DISPENSER TOWELMASTER	330	73675	SUPPLIES
567591	1/1 EA	EA	GAPACI	DISPENSER TISSUE TOILET ROLLM	330	73675	SUPPLIES
883490	1/EA	EA	DAYDOT	DISPENSER FOR .75" DOTS 777	330	73675	SUPPLIES
537711	1/	EA	GAPACI	DISPENSER TOILET TISSUE DBLE	330	73675	SUPPLIES
515510	1000/CT	CS	BREWRIT	COFFEE FILTERS BREW RITE	330	73675	SUPPLIES
515530	500/CT	CS	PKR	FILTER ICE TEA TF-13X5	330	73675	SUPPLIES
621000	1/18X500	CS	POC	FOIL ROLL STANDARD WT	330	73675	SUPPLIES
621200	1/18X1M	CS	POC	FOIL ROLL HEAVY DUTY	330	73675	SUPPLIES
510120	10/100CT M	CS	AMBITEX	GLOVE LATEX POWDERED MEDIUM	330	73675	SUPPLIES
120400	12/8X4X3.5	CS	ACS	GRILL BRICK	330	73675	SUPPLIES
483001	1/CT	EA	ROYAL	GRILL SCREEN HANDLE	330	73675	SUPPLIES
627261	1/20 CT	EA	3M	GRILL SCREEN 4X5.5" #200	330	73675	SUPPLIES
144001	1/144 CT	EA	ROYAL	HAIRNET DARK BROWN	330	73675	SUPPLIES
545100	50/LB BOX	CS	PKR	ICEMELT/SALT/SAFESTEP BOX	330	73675	SUPPLIES
685060	250/CT	CS	MAX/OMG	KIT CUTLERY OMEGA K,F,S/SP/NP	330	73675	SUPPLIES
626330	250/18X14	CS	TUFFGRD	LINER PAN BAG 1/3 & 1/4 SIZE	330	73675	SUPPLIES
630450	250/40X48	CS	IBS	LINER 40-45 GL CLEAR HD	330	73675	SUPPLIES
630500	200/38X60	CS	IBS	LINER 55 GALLON CLEAR HD	330	73675	SUPPLIES
628340	5/1000 CT	CS	PKR	MARKER STEAK MEDIUM SMM/9285W	330	73675	SUPPLIES
628400	5/1000 CT	CS	PKR	MARKER STEAK WELL SMW/P285TA	330	73675	SUPPLIES
628360	5/1000 CT	CS	PKR	MARKER STEAK MED RARE P285P	330	73675	SUPPLIES
628380	5/1000 CT	CS	PKR	MARKER STEAK MED WELL P285Y	330	73675	SUPPLIES
551960	50/50 CT	CS	ATLAS	MATCHES WHITE CVR 196	330	73675	SUPPLIES
563100	1/60 IN	EA	SOUTHRN	MOP HANDLE FOR SADDLE TYPE C8	330	73675	SUPPLIES
562750	1/24 OZ	EA	SOUTHRN	MOP HEAD SADDLE TYPE RAYON	330	73675	SUPPLIES
632350	60/CT	CS	3M	PAD GEN PURPOSE GREEN #9650	330	73675	SUPPLIES
851000	1/CS/8X11	CS	NCR	PAPER COPY 8.5 X 11" WHITE	330	73675	SUPPLIES
490600	1000/16.5X24	CS	STICBAN	PAN LINER NON STICKING	330	73675	SUPPLIES
629000	10/1000 3"	CS	ROYAL	PICK SWORDPICK COCKTAIL	330	73675	SUPPLIES
123560	6/EA	CS	NCR	INKING SYSTEM BLACK RIBBON	330	73675	SUPPLIES
600360	1/12 CT	CS	CAPITAL	RIBBON PRINTER CARTRIDGE B/R	330	73675	SUPPLIES
725130	1/CT	EA	PACKER	SCREENS URINAL W/BLK F/CLEAN	330	73675	SUPPLIES
808801	1/16/100	EA	ROYAL	SKEWER BAMBOO 8"	330	73675	SUPPLIES
808800	12/16/100	CS	ROYAL	SKEWER BAMBOO 8"	330	73675	SUPPLIES
555000	10/1000 CT	CS	BEACON	STIRRER COCKTAIL BAR 5"	330	73675	SUPPLIES
845910	50/3X3 IN	CS	NCR	TAPE PAPER ROLL 3X3 2 PLY	330	73675	SUPPLIES
350440	1/50 CT	CS	NCR/RTI	TAPE PAPER THERMAL PRINT 1PLY	330	73675	SUPPLIES
762370	1/6"	EA	COOPER	THERMOMETER TEST 0 TO 220	330	73675	SUPPLIES
193750	36/CT	CS	COMPACT	TISSUE TOILET CORELESS 2 PLY	330	73675	SUPPLIES
271270	48/1000 ST	CS	GP/PAKR	TISSUE TOILET1 PLY ROLLMASTER	330	73675	SUPPLIES
566640	12/1000'	CS	SCA/PKR	TISSUE TOILET JMBO ROLL TJ664	330	73675	SUPPLIES
569000	12/1075'	CS	ACCLAIM	TISSUE TOILET 2PLY ROLLSAVR	330	73675	SUPPLIES
812121	1/1000/4"	EA	ROYAL	TOOTHPICK FRAU FRAU FRILL CLU	330	73675	SUPPLIES
996870	12/1000	CS	ROYAL	TOOTHPICKS MINT CELO WRAPPED	330	73675	SUPPLIES
628800	24/800 CT	CS	PKR	TOOTHPICK ROUND UNWRAP RH24	330	73675	SUPPLIES
571150	2400/10 X 13	CS	ACCLAIM	TOWEL C-FOLD WHITE	330	73675	SUPPLIES
572160	1000/CT	CS	ROYAL	TOWELETTES MOIST FINGERBOWL	330	73675	SUPPLIES
981020	12/450'	CS	TOWLMST	TOWEL ROLL SOFT WHITE "B"	330	73675	SUPPLIES
793850	12/4 OZ	CS	PACKER	URINAL BLOCKS CHERRY FRESH	330	73675	SUPPLIES
648000	12/500 CT	CS	PKR	WRAP DELI WAX 12X10.75 FOOD S	330	73675	SUPPLIES
624750	1/18X2M	CS	POC	WRAP PLASTIC FILM ROLL 9071	330	73675	SUPPLIES
624650	1/12X2M	CS	POC	WRAP PLASTIC FILM ROLL	330	73675	SUPPLIES
331570	200/24X15.7	CS	RTI	BAG SHOPPER KRAFT TO GO	340	73660	TO GO IT
526630	500/TBD	CS	RTI	BAG WAVE TOP RUBY TUESDAY	340	73660	TO GO IT
800800	500/8 OZ	CS	ANCHOR	CONTAINER CLEAR MICROLITE	340	73660	TO GO IT
102120	1000/10 OZ	CS	DART	CONTAINER FOAM 10 OZ	340	73660	TO GO IT
208200	500/8 OZ	CS	REYNOLD	CONTAINER CLEAR PLAS DELPAK	340	73660	TO GO IT
122220	500/12 OZ	CS	ANCHOR	CONTAINER WHITE MICROLITE	340	73660	TO GO IT
608600	500/8 OZ	CS	REYNOLD	CONTAINER DELPAK BLACK	340	73660	TO GO IT
866270	5000/4 OZ	CS	SOLO	CUP PAPER CONE	340	73660	TO GO IT
121210	1000/12 OZ	CS	DART	CUP FOAM 12 OZ (LID 121310)	340	73660	TO GO IT
589200	500/20 OZ	CS	WINCUP	CUP FOAM (20C16-TX/C2022-MD)	340	73660	TO GO IT
316600	1000/16 OZ	CS	SOLO	CUP HOT 16 OZ PAPER BISTRO	340	73660	TO GO IT
601760	2500/2 OZ	CS	SOLO	CUP SOUFFLE PLASTIC(L-607770)	340	73660	TO GO IT
611760	2500/2 OZ	CS	SOLO	CUP SOUFFLE PLASTIC BLK(60777	340	73660	TO GO IT
601770	2500/3.25 OZ	CS	SOLO	CUP SOUFFLE PLASTIC(LID 60778	340	73660	TO GO IT
420020	250/CT	CS	MAX/OMG	KIT CUTLERY OMEGA K,F,S/SP/NP	340	73660	TO GO IT
409000	500/8/12 OZ	CS	ANCHOR	LID DELI CLEARMICROLITE 8/12Z	340	73660	TO GO IT
201200	500/8/16OZ	CS	REYNOLD	LID CONTAINER DELPAK 8&16 OZ	340	73660	TO GO IT
200600	1000/12-16OZ	CS	DART	LID CONTAINER CN5,8,10,12,16	340	73660	TO GO IT
418000	1000/DT18	CS	WINCUP	LID CUP COFFEE/STRAW(589200)	340	73660	TO GO IT
598910	1000/12 OZ	CS	DART	LID STRAW SLOTTED	340	73660	TO GO IT
703330	500/8/32 OZ	CS	REYNOLD	LID ROUND CLEAR DELI PAK PP	340	73660	TO GO IT
607770	2500/2 OZ	CS	SOLO	LID SOUFFLE PLAS (CUP#601760)	340	73660	TO GO IT
607780	2500/4 OZ	CS	SOLO	LID SOUFFLE PLASTIC (601770)	340	73660	TO GO IT
121310	1000/12 OZ	CS	DART	LID 12 FOAM (FITS CUP 121210)	340	73660	TO GO IT
113040	125/L COMBO	CS	C&M/RTI	PLATTER/LID COMBO BLACK PLST	340	73660	TO GO IT
110400	250/S COMB0	CS	C&M/RTI	PLATTER &LID COMBO BLACK PLST	340	73660	TO GO IT
128300	24/500/7.7	CS	SOLO	STRAW JUMBO CLEAR WRPD 7.75"	340	73660	TO GO IT
556250	200/32 OZ	CS	DOPACO	TRAY 4-CUP DRINK CARRIER	340	73660	TO GO IT
200230	200/9X9X3 L	CS	RTI	CONTAINER LARGE HINGED 1 COMP	340	73660	TO GO IT
205050	200/9X6.5X3	CS	RTI	CONTAINER RTI SMALL 1COMP W	340	73660	TO GO IT
658350	36/10 OZ	CS	LIB/WTI	BOWL NAPPY PRINCESS R/E	360	73609	CHINA
658360	12/20 OZ	CS	LIB-WTI	BOWL PASTA PRINCESS ULTIMA	360	73609	CHINA
679790	48/5 OZ	CS	GESSNER	BOWL SALSA BONE	360	73609	CHINA
658390	36/8.50 OZ	CS	LIB/WTI	MUG COFFEE TIARA WHITE	360	73609	CHINA
658270	36/71/8 IN	CS	LIB/WTI	PLATE PRINCESS WHITE	360	73609	CHINA
658380	24/9 IN	CS	LIB-WTI	PLATE PRINCESS WHITE UN/DEC.	360	73609	CHINA
658400	12/12"	CS	LIB/WTI	PLATE PRINCESS WHITE	360	73609	CHINA
658340	12/11 1/2"	CS	LIB/WTI	PLATTER N/RIM ULTIMA	360	73609	CHINA
658370	12/13.25IN	CS	LIB/WTI	PLATTER N/R UN/DEC KINGSMEN	360	73609	CHINA
679810	72/2 OZ	CS	GESSNER	RAMEKIN SMOOTH SIDE BONE	360	73609	CHINA
672070	36/3.75 IN	CS	LIBBEY	GLASS ASHTRAY SQUARE CLEAR	370	73609	GLASSWAR
537080	24/17.5 OZ	CS	LIBBEY	GLASS BRANDY EMBASSY	370	73609	GLASSWAR
666610	36/6 OZ	CS	LIBBEY	GLASS COCKTAIL CITATION	370	73609	GLASSWAR
666320	12/32 OZ	CS	INDIANA	GLASS GOBLET WEISS	370	73609	GLASSWAR
901040	24/8.5 OZ	CS	LIBBEY	GLASS IRISH COFFEE	370	73609	GLASSWAR
667390	24/16 OZ	CS	LIBBEY	GLASS MIXING SATIN FINISH	370	73609	GLASSWAR
667430	24/14 OZ	CS	LIBBEY	GLASS MIXING DURATUFF COOLER	370	73609	GLASSWAR
662520	12/14 OZ	CS	LIBBEY	GLASS MUG PANELED 5018	370	73609	GLASSWAR
550445	12/22 OZ	CS	LIBBEY	GLASS MUG 5360	370	73609	GLASSWAR
666680	36/8 OZ	CS	LIBBEY	GLASS ROCKS GIBRALTAR	370	73609	GLASSWAR
872420	36/9 OZ	CS	LIBBEY	GLASS ROCKS INVERNESS	370	73609	GLASSWAR
801910	36/4.5 OZ	CS	LIBBEY	GLASS ROCKS GIBRALTAR 15248	370	73609	GLASSWAR
997360	36/10.75	CS	LIBBEY	GLASS WINE TEARDROP 3957	370	73609	GLASSWAR
658491	1/36 CT	EA	LIB-WTI	FORK DINNER HARBOUR II	380	73609	FLATWARE
100120	1000/CT	CS	DISPOZO	FORK PLASTIC EBONY MONARCH	380	73609	FLATWARE
658511	1/12 CT	EA	LIB-WTI	KNIFE DINNER SH HARBOUR II	380	73609	FLATWARE
100220	1000/CT	CS	DISPOZO	KNIFE PLASTIC MONARCH EBONYHW	380	73609	FLATWARE
658461	1/36 CT	EA	LIB-WTI	SPOON DESSERT HARBOUR II	380	73609	FLATWARE
658451	1/36 CT	EA	LIB-WTI	SPOON TEA/COFFEE HARBOUR II	380	73609	FLATWARE
630750	250/CT	CS	R-MAID	BAG/LINER FOR NAPKIN RECPT,	390	73675	SMALLWAR
673790	1/CT	EA	R/MAID	PAN LOBBY DUST W/HANDLE	390	73675	SMALLWAR
626460	1/12X5X11	EA	R-MAID	RECEPTACLE SANITARY NAPKIN	390	73675	SMALLWAR
626400	250/CT	CS	STAYFRE	SANITARY NAPKIN CLASSIC MAXI	390	73675	SMALLWAR
922241	1/ 7"	EA	FULLER	SWEEPER CARPET	390	73675	SMALLWAR
998060	1/46X60	EA	AMERICO	TABLECLOTH W/LOGO RUBYTUESDAY	390	73675	SMALLWAR
461740	40/LB	CS	MORTON	SALT PELLETS SYSTEM SAVER	520	74060	MAINTNCE
410010	4/100CT M	CS	HANDGAR	GLOVE LATEX POWDERLESS MEDIUM	530	78776	SAFETY S
410030	4/100CTXL	CS	HANDGAR	GLOVE LATEX POWDERLESS XLG	530	78776	SAFETY S
510130	10/100CT L	CS	AMBITEX	GLOVE LATEX POWDERED LARGE	530	78776	SAFETY S
410020	4/100CT L	CS	AMBITEX	GLOVE LATEX POWDERLESS LARGE	530	78776	SAFETY S
410040	10/100CT M	CS	HANDGAR	GLOVE POLY MEDIUM	530	78776	SAFETY S
770310	1/MD	CS	ANSELL	GLOVE SAFETY POL/BEAR SUPREME	530	78776	SAFETY S
705410	10/100CT L	CS	FEATHER	GLOVE VINYL POWDERED LARGE	530	78776	SAFETY S
705300	10/100CT M	CS	FEATHER	GLOVE VINYL POWDERED MEDIUM	530	78776	SAFETY S

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY
WITH THE COMMISSION

EXHIBIT “N”

PACKAGING CHANGE GROSS MARGIN IMPACT REPORT

[____]*